Exhibit 10.1

SPX CORPORATION

SUPPLEMENTAL RETIREMENT PLAN

FOR TOP MANAGEMENT

(As Amended and Restated Effective April 22, 2009)

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ARTICLE V ADMINISTRATION OF THE PLAN		14

5.1	Administration by the Company	14
5.2	General Powers of Administration	14
5.3	409A Compliance	14

ARTICLE VI AMENDMENT OR TERMINATION		15

6.1	Amendment or Termination	15
6.2	Effect of Amendment or Termination	15

ARTICLE VII GENERAL PROVISIONS		16

7.1	Funding	16
7.2	General Conditions	16
7.3	No Guaranty of Benefits	16
7.4	No Enlargement of Employee Rights	16
7.5	Spendthrift Provision	16
7.6	Applicable Law	16
7.7	Automatic Cashout	16
7.8	Incapacity of Recipient	16
7.9	Corporate Successor	17
7.10	Unclaimed Benefit	17
7.11	Limitations on Liability	17
7.12	Duties of Participants, Beneficiaries, and Surviving Spouses	17
7.13	Taxes and Withholding	17
7.14	Treatment for other Compensation Purposes	17

ARTICLE VIII CHANGE-OF-CONTROL		18

8.1	Benefit Rights Upon Change-of-Control	18
8.2	Definition of Change-of-Control and 409A Change-of-Control	18
8.3	Excess Parachute Payments by the Company	18

ARTICLE IX SPECIAL PROVISIONS		21

Appendix A Special Provisions for Peter M. Turner, Donald H. Johnson and A. David Joseph (Group “A” Participants)		22
Appendix B Special Provisions for Budd Werner and Curt Atkisson (“Group B Participants”)		23
Appendix C Special Provisions for Dale Johnson		24
Appendix D Special Provisions for David Reynolds		25
Appendix E Special Provisions for John Tyson		26
Appendix F Special Provisions for Fred Florjancic		27
Appendix G Special Provisions for Jay Caraviello and William Griffiths		28
Appendix H Special Provisions for Ross Bricker		29
Appendix I Special Provisions for Don L. Canterna and David A. Kowalski		30
Appendix J Special Provisions for Kevin Lilly		31
Appendix K Special Provisions for Sharon K. Jenkins		32
Appendix L Special Provisions for James A. Peters		33
Appendix M Special Provisions for Leslie S. Powell		34
Appendix N Special Provisions for Jeremy W. Smeltser and J. Michael Whitted		35
Appendix O Special Provisions for Drew T. Ladau		36

TABLE A		37

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SPX CORPORATION

SUPPLEMENTAL RETIREMENT PLAN

FOR TOP MANAGEMENT

The SPX Corporation Supplemental Retirement Plan for Top Management (the “Plan”) was adopted effective October 22, 1985, amended from time to time thereafter and is now amended and restated, effective as of April 22, 2009.  The Plan is established and maintained by SPX Corporation for the purpose of providing supplemental retirement income benefits to a limited number of top management employees largely responsible for enhancing the earnings and growth of SPX Corporation.

The provisions set forth in this Plan are applicable only to Participants in the employ of SPX Corporation on or after the effective date of such provisions.  Participants who retired with benefits commencing prior to such date, or who became disabled or separated from the employ of SPX Corporation prior to that date, or an eligible beneficiary of such Employees, shall be eligible for the benefits, if any, under the Plan as it existed at the time of retirement, disability or separation; or as subsequently amended such that the amended terms apply to such persons.

ARTICLE I

DEFINITIONS

Wherever used herein the following terms shall have the meanings hereinafter set forth (except as may otherwise be modified in other provisions or appendices of the Plan).  Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context.  Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

1.1                                 “Actuarial Equivalent” means a benefit having the same value as the benefit it replaces.  Actuarial equivalency shall be determined on the basis of the following assumptions:

(a)                                  For purposes of converting a 100% joint and survivor annuity or a 50% joint and survivor annuity (as the case may be) at Normal Retirement Age to a lump sum at Normal Retirement Age or at any other time, or a lump sum at any age to a 100% joint and survivor annuity or a 50% joint and survivor annuity (as the case may be) at Normal Retirement Age or at any other time, (i) mortality shall be based upon the table prescribed in Code Section 417(e)(3)(A)(ii)(I), (ii) the ages of the Participant and the Participant’s spouse shall be their actual ages and (iii) the assumed interest rate shall be the annual interest on 30-year Treasury securities, as published by the Board of Governors of the Federal Reserve System, for the November prior to the Plan Year during which the distribution is made.

(b)                                 For purposes of converting a 100% joint and survivor annuity or a 50% joint and survivor annuity (as the case may be) into a single life annuity, the factors set forth in Table A (attached hereto) shall be applied.  If a Participant is not married, such application shall be based on the assumption that the Participant is married and that he and his spouse are the same age.  If a Participant is married, such application shall be based on the actual ages of the Participant and his spouse.  For purposes of converting into any other optional annuity form of benefit available under the Plan or for adjusting for a non-spousal Beneficiary, the 100% joint and survivor annuity or the 50% joint and survivor annuity (as the case may be) shall first be converted into a single life annuity, as described above, after which the actuarial factors set forth in Appendix A of the SPX Qualified Plan (as amended) shall be applied.

1.2                                 “Affiliated Company” or “Affiliate” means any corporation, trade or business entity which is a member of a controlled group of corporations, trades or businesses, or an affiliated service group, of which the Company is also a member, as provided in Code Sections 414(b), (c), (m) or (o).

1.3                                 “Beneficiary” means a Participant’s beneficiary under the SPX Qualified Plan, or any person or persons designated by a Participant to receive benefits payable in the event of the Participant’s death before benefits under the Plan begin, or to receive the survivor benefits under any joint and survivor benefit option or period certain benefit option after benefits under the Plan begin.  Any separate designation of a Beneficiary under this Plan shall not be effective for any purpose unless and until it has been filed by the Participant with the Committee on a form approved by the Committee.  In the event that a Participant shall not have a Beneficiary, or if for any reason a Beneficiary designation shall be legally ineffective, or if such Beneficiary predeceases the Participant, then, for purposes of the Plan, payments shall be made to the first surviving class, and in equal shares if there are more than one in each class, of the following classes of beneficiaries in order of preference: (i) Participant’s widow or widower, (ii) surviving children, (iii) surviving parents, (iv) surviving brothers or sisters, and (v) legal representative, provided that if no legal representative is duly appointed and qualified within six months of the date of death of a deceased Participant, then payment shall be made to such persons as, at the date of the Participant’s death, would be entitled to share in the distribution of such deceased Participant’s estate under the provisions of the statute governing the descent of intestate property, then in force and effect in the state of Participant’s residence.  A Participant may, from time to time, on a form approved by and filed with the Committee, change the Beneficiary, provided that once benefit payments have commenced to be paid to a Participant, his designation of a Beneficiary may only be changed for the period certain and life benefit as described at Section 6.8, Option 5 of the SPX Qualified Plan.  If payments under a period certain and life benefit have commenced to a Participant’s designated Beneficiary and the Beneficiary dies before all payments under such form of payment have been made, any remaining payments shall be made to the Beneficiary’s estate.

A married Participant may elect at any time to designate a non-spouse Beneficiary or to revoke any such election at any time.  An election by a Participant to designate a non-spouse Beneficiary shall not take effect unless the Participant’s spouse consents in writing to such election, such consent acknowledges the effect of such an election and the consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, the spouse cannot be located or due to other circumstances.  The consent by a spouse shall be irrevocable and shall be effective only with respect to that spouse.

There shall be separate Beneficiary designations for a Participant’s Non-409A Top Management Retirement Benefit and 409A Top Management Retirement Benefit (although a Participant may select the same person(s) as Beneficiary for both the Participant’s Non-409A Top Management Retirement Benefit and 409A Top Management Retirement Benefit).

A Participant’s spouse shall no longer be eligible for the Top Management Retirement Benefit provided in Sections 4.1(a) and 4.2(a) on the date of entry of a judgment of divorce from that spouse, provided that a Participant may designate a former spouse as his Beneficiary on a form approved by the Committee and filed with the Committee after the date of entry of the judgment of divorce and before his death.

1.4                                 “Board” means the Board of Directors of the Company.

1.5                                 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

1.6                                 “Committee” or “Compensation Committee” means the Compensation Committee of the Board.

1.7                                 “Company” means (a) SPX Corporation, a Delaware corporation, (b) any Affiliated Company or Affiliate provided that such Affiliated Company or Affiliate shall have been included in the definition of Company only to the extent determined by action of the officer of SPX Corporation empowered to make such employee benefit determinations, or (c) to the extent provided in Section 7.9 below, any successor corporation or other entity resulting from a reorganization, merger or consolidation into or with the Company, or a transfer or sale of substantially all of the assets of the Company.

1.8                                 “Continuous Service” for purposes of this Plan shall be equal to a Participant’s Continuous Service as shown on the records of the SPX Qualified Plan.  For purposes of this Plan only, in the event a Participant was employed by a business entity acquired by the Company, his Continuous Service Commencement Date (as that term is defined in the SPX Qualified Plan) shall be the closing date of such acquisition.

1.9                                 “Early Retirement Date” means the first day of the month coinciding with or next following the date on which a Participant or former Participant meets all of the following requirements:

•                  terminated employment with the Company, prior to attaining Normal Retirement Age;

•                  after such Participant is Vested under this Plan; and

•                  when the Participant has attained at least age 55, regardless of whether he attained such age prior to his termination of employment.

1.10                           “Employee” means an employee of the Company or of an Affiliated Company who is a participant (or deemed treated as a participant pursuant to an Appendix of this Plan) under the SPX Qualified Plan (or any successor or replacement to the SPX Qualified Plan).

1.11                           “Final Average Pay” shall mean the average monthly pay in the Participant’s highest paid three calendar years out of his last ten calendar years of Company employment, but with the following modifications:

(a)                                  In a Participant’s last calendar year of Company employment, Final Average Pay will be based on the full year, by annualizing the Participant’s last rate of pay for that year, and including the bonus paid to the Participant during that year.

(b)                                 Those items excluded from the definition of Compensation under the SPX Qualified Plan (including the payment of the “bank” portion of a Participant’s SPX Corporation Executive EVA Incentive Compensation Plan account as a result of termination of employment or Change-of-Control) shall also be excluded from Final Average Pay; provided that any deferrals of compensation made pursuant to the SPX Corporation Supplemental Retirement Savings Plan shall be includable in the determination of Final Average Pay.

(c)                                  For purposes of this Plan, Final Average Pay shall be determined, regardless of the limit (if any) provided by Code Section 401(a)(17) or any other statutorily imposed limit.

1.12                           “Normal Retirement Age” shall mean age sixty-five (65).

1.13                           “Normal Retirement Date” means the first day of the month coinciding with or next following the later of (i) the date of the Participant’s Normal Retirement Age or (ii) the date on which a Participant terminates employment with the Company on or after attainment of his Normal Retirement Age.

1.14                           “Participant” means an Employee who is eligible to participate in this Plan pursuant to Article II hereof.

1.15                           “Plan” means this SPX Corporation Supplemental Retirement Plan For Top Management.

1.16                           “SPX Qualified Plan” means the SPX Corporation Individual Account Retirement Plan (formerly known as Pension Plan No. 3) and each predecessor, successor or replacement to the said SPX Qualified Plan.

1.17                           “SPX Qualified Plan Benefit” means the aggregate benefit (including any portion to be paid to an alternate payee pursuant to a qualified domestic relations order) payable to and in respect of a Participant pursuant to the SPX Qualified Plan and any other tax-qualified (within the meaning of Code Section 401(a)) defined benefit pension plans (within the meaning of Code Section 414(j)) maintained by the Company and its Affiliates by reason of his termination of employment with the Company and all Affiliates.  If benefits are paid under this Plan in a different form than the SPX Qualified Plan Benefit, the SPX Qualified Plan Benefit shall be determined as an Actuarial Equivalent benefit in the same form.  SPX Qualified Plan Benefits paid prior to payment under this Plan shall (i) in the event of lump sum payments, be increased by the actual interest credits provided to SPX Qualified Plan participants between the date of payment under the SPX Qualified Plan and the date of payment under this Plan, and (ii) in the event of monthly annuity payments, such payments shall be redetermined as if paid by the SPX Qualified Plan on the Normal Retirement Date or Early Retirement Date under this Plan.  This redetermination shall include actual interest credits provided to SPX Qualified Plan participants between the date of payment under the SPX Qualified Plan and the date of payment under this Plan.

1.18                           “Other Nonqualified Pension Plans” shall mean the following plans (and any predecessor, successor or replacement plans) sponsored by the Company: the SPX Corporation Supplemental Individual Account Retirement Plan, the SPX Corporation Retirement Plan for Directors, the Restoration Plan for the Salaried Defined Benefit Retirement Plans of United Dominion Industries, Inc., the United Dominion Industries, Inc. Supplemental Executive Retirement Plan, the Marley Company Supplemental Benefits Plan and the UDI Core Industries, Inc. Benefit Equalization Plan or any other non-qualified defined benefit plan sponsored by the Company.

1.19                           “Surviving Spouse” means the person who is married to a Participant at the date of his death.

1.20                           “Top Management Retirement Benefit” means the benefit payable to a Participant, a Surviving Spouse or a Beneficiary pursuant to the terms of this Plan.

1.20A.              “Non-409A Top Management Retirement Benefit” refers to the Top Management Retirement Benefit that is determined under Code Section 409A to be (i) attributable to amounts deferred in taxable years beginning before January 1, 2005, and (ii) not subject to Code Section 409A.

1.20B.                “409A Top Management Retirement Benefit” refers to the Top Management Retirement Benefit that is determined under Code Section 409A to be (i) attributable to amounts deferred in taxable years beginning on or after January 1, 2005, or (ii) attributable to amounts deferred in taxable years beginning before January 1, 2005 that are subject to Code Section 409A.

1.21                           “Vested.”  A Participant shall be Vested in his benefits under this Plan if he has 5 years of Continuous Service under the SPX Qualified Plan.

ARTICLE II

ELIGIBILITY

2.1                                 Participation.  An Employee shall become a Participant hereunder upon designation as such by the Compensation Committee.  Such designation shall be made in writing and filed with the records of the Plan.  The Compensation Committee shall promptly notify those employees selected as Participants hereunder of their participation.  Notwithstanding the foregoing, an Employee shall not be eligible to become a Participant at any point during a year if Code Section 409A would prevent such Employee from making a payment election under Section 3.4(b)(1)(i) of the Plan at such time.  In such circumstances, such Employee would be permitted to participate in the Plan only as of the January 1st of the following year, and the Employee shall be permitted to make a payment election in accordance with Section 3.4(b)(1)(ii) of the Plan.

2.2                                 Top Hat Requirements and Reduction in Status.  No Employee shall be designated as a Participant hereunder unless the Employee qualifies for inclusion in a “select group of management or highly compensated employees” as defined in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  In the event a Participant’s compensation or level of responsibility is reduced so that such Participant no longer qualifies for inclusion in a “select group of management or highly compensated employees,” the individual shall cease to be a Participant.  A Vested Participant shall not forfeit benefits accrued to the date he ceases to be a Participant, while a non-Vested Participant shall forfeit all rights to benefits under the Plan.

2.3                                 Removal From Participation.  Except in the event of a Change-of-Control (as defined in Article VIII), the Compensation Committee may reexamine a non-Vested Participant’s eligibility and make a new determination as to whether he shall be entitled to continue as a Participant hereunder.  If an Employee is removed from participation pursuant to this Section 2.3, he and his Surviving Spouse or Beneficiary shall forfeit all rights to benefits under this Plan.  The Compensation Committee shall not be entitled to remove any Vested Participant from participation, except as described in Section 2.2 above or in the event of the termination of the Plan as to all Participants, in which case the Participant’s Vested accrued benefits shall not be forfeitable.

ARTICLE III

TOP MANAGEMENT RETIREMENT BENEFITS

3.1                                 Normal Retirement.

(a)                                  Normal Retirement for Employees Who Became Participants Before August 24, 2005.  For Employees who became Participants in the Plan before August 24, 2005, the Top Management Retirement Benefit payable to an eligible Participant on his Normal Retirement Date shall be a monthly amount in the form of a 100% joint and survivor annuity equal to the remainder of (1) minus (2), as described below:

(1)           60% of Final Average Pay multiplied by a ratio, the numerator of which is the Participant’s Continuous Service (not to exceed 15) and the denominator of which is 15; minus

(2)           the Participant’s SPX Qualified Plan Benefit determined as of the Participant’s Normal Retirement Date without regard to when such benefit is actually paid.

(b)                                 Normal Retirement for Employees Who Become Participants On and After August 24, 2005 and Before April 22, 2009.  For Employees who become Participants in the Plan on and after August 24, 2005 and before April 22, 2009, the Top Management Retirement Benefit payable to an eligible Participant on his Normal Retirement Date shall be a monthly amount in the form of a 50% joint and survivor annuity equal to the remainder of (1) minus (2), as described below:

(1)           50% of Final Average Pay multiplied by a ratio, the numerator of which is the Participant’s Continuous Service (not to exceed 20) and the denominator of which is 20; minus

(2)           the Participant’s SPX Qualified Plan Benefit determined as of the Participant’s Normal Retirement Date without regard to when such benefit is actually paid.

(c)                                  Normal Retirement for Employees Who Become Participants On and After April 22, 2009.  For Employees who become Participants in the Plan on and after April 22, 2009, the Top Management Retirement Benefit payable to an eligible Participant on his Normal Retirement Date shall be a monthly amount in the form of a 50% joint and survivor annuity equal to the remainder of (1) minus (2), as described below:

(1)           50% of Final Average Pay multiplied by a ratio, the numerator of which is the Participant’s Continuous Service (not to exceed 25) and the denominator of which is 25; minus

(2)           the Participant’s SPX Qualified Plan Benefit determined as of the Participant’s Normal Retirement Date without regard to when such benefit is actually paid.

3.2                                 Early Retirement.

(a)                                  Early Retirement for Employees Who Became Participants Before August 24, 2005.  For Employees who became Participants in the Plan before August 24, 2005, the Top Management Retirement Benefit payable to an eligible Participant on his Early Retirement Date shall be a monthly amount equal to the Top Management Retirement Benefit to which he would be entitled at his Normal Retirement Date pursuant to Section 3.1(a) above, with the following adjustments:

(1)                                  Amount If Early Retirement Is Within Five Years of Normal Retirement Age.  The monthly amount payable hereunder to a Participant whose Early Retirement Date is within five (5) years of his Normal Retirement Age shall be an amount computed in the same manner as a benefit under Section 3.1(a) (without regard to Section 3.1(a)(2) above), based on his Final Average Pay and Continuous Service as of his Early Retirement Date.

(2)                                  Amount If Early Retirement Is More Than Five Years From Normal Retirement Age.  The monthly amount payable hereunder to a Participant whose Early Retirement Date is more than five years prior to his Normal Retirement Age shall be computed in the same manner as a benefit under Section 3.1(a) above (without regard to Section 3.1(a)(2)), based on his Final Average Pay and Continuous Service as of his Early Retirement Date, but such amount shall be reduced by one-twelfth (1/12) of three percent (3%) for each complete calendar month by which his first payment precedes his age 60.

(3)                                  Reductions for Qualified Plan Benefits.  The benefit so determined shall be reduced by the SPX Qualified Plan Benefit, or the Actuarial Equivalent thereof, if such benefit could not have been paid at such date.

(b)                                 Early Retirement for Employees Who Become Participants On and After August 24, 2005.  For Employees who become Participants in the Plan on and after August 24, 2005, the Top Management Retirement Benefit payable to an eligible Participant on his Early Retirement Date shall be a monthly amount equal to the Top Management Retirement Benefit to which he would be entitled at his Normal Retirement Date pursuant to Section 3.1(b) or 3.1(c), as applicable, above, with the following adjustments:

(1)                                  Amount If Early Retirement Is Within Three Years of Normal Retirement Age.  The monthly amount payable hereunder to a Participant whose Early Retirement Date is within three (3) years of his Normal Retirement Age shall be an amount computed in the same manner as a benefit under Section 3.1(b) (without regard to Section 3.1(b)(2) above) or Section 3.1(c) (without regard to Section 3.1(c)(2) above), as applicable, based on his Final Average Pay and Continuous Service as of his Early Retirement Date.

(2)                                  Amount If Early Retirement Is More Than Three Years From Normal Retirement Age.  The monthly amount payable hereunder to a Participant whose Early Retirement Date is more than three (3) years prior to his Normal Retirement Age shall be computed in the same manner as a benefit under Section 3.1(b) above (without regard to Section 3.1(b)(2)) or Section 3.1(c) above (without regard to Section 3.1(c)(2)), as applicable, based on his Final Average Pay and Continuous Service as of his Early Retirement Date, but such amount shall be reduced by one-twelfth (1/12) of four percent (4%) for each complete calendar month by which his first payment precedes his age 62.

(3)                                  Reductions for Qualified Plan Benefits.  The benefit so determined shall be reduced by the SPX Qualified Plan Benefit, or the Actuarial Equivalent thereof, if such benefit could not have been paid at such date.

3.3                                 Participation in Other Nonqualified Pension Plans.  In addition to reducing a Participant’s benefit under the Plan by his SPX Qualified Plan Benefit as provided above, such Plan benefit shall also be reduced by his benefit (as actuarially adjusted to the applicable optional form of payment and benefit commencement date hereunder) under the Other Nonqualified Pension Plans, if any.  In the event a Participant’s aggregate benefit under the Other Nonqualified Pension Plans is higher than his benefit under the Plan, he shall receive no benefits from this Plan.

3.4                                 Form and Timing of Benefit.

(a)                                  Non-409A Top Management Retirement Benefits.

(1)           A Participant may elect to have his Non-409A Top Management Retirement Benefit payable in any optional form in which the benefit from the SPX Qualified Plan is payable to the Participant (including a lump sum payment).  A Participant must make a separate election for the Non-409A Top Management Retirement Benefit under this Plan, which need not be the same as the Participant’s election under the SPX Qualified Plan.  However, any option other than the automatic form of benefit under the SPX Qualified Plan must have been elected for the Non-409A Top Management Retirement Benefit at least one year prior to a Participant’s Normal or Early Retirement Date.  Failure to elect a different option in a timely manner will result in payment in the automatic form of benefit under the SPX Qualified Plan for the Non-409A Top Management Retirement Benefit.

(2)           Payment of the Non-409A Top Management Retirement Benefit to a Participant will commence no sooner than a date chosen by such Participant, which commencement date must be no sooner than the date when the Participant has both terminated employment and attained age 55.  Such commencement date may be after the date the Participant has chosen to begin his SPX Qualified Plan Benefit.

(b)                                 409A Top Management Retirement Benefits.

(1)                                  Initial Eligibility and Payment Elections.  For any person who shall newly become a Participant pursuant to Section 2.1, such person may elect to have his 409A Top Management Retirement Benefit payable in any optional form in which the benefit from the SPX Qualified Plan is payable to the Participant (including a lump sum payment).  Such person must make a separate optional form election for the 409A Top Management Retirement Benefit under this Plan, which need not be the same as the Participant’s election under the SPX Qualified Plan.  Such person may also elect when the 409A Top Management Retirement Benefit will commence, which commencement date must be no sooner than the date when the Participant has both terminated employment and attained age 55.

(i)            To the extent permitted under Code Section 409A, such payment election must be made no later than thirty (30) days (or such earlier time as the Committee may designate) after the person becomes newly eligible to participate in the Plan.

(ii)           If the election timing provided in clause (i) above is not permitted under Code Section 409A, such payment election must be made no later than the December 31st of the year preceding the year in which such person is initially eligible to participate in this Plan.

(iii)          The payment form and timing election shall be irrevocable for the duration of a Participant’s participation in the Plan except as set forth in the remainder of this Section 3.4(b).

(2)                                  Transition Period.  For the transition period beginning January 1, 2008 and ending December 31, 2008, any Participant may elect to have his 409A Top Management Retirement Benefit payable in any optional form in which the benefit from the SPX Qualified Plan is payable to the Participant (including a lump sum payment), and may elect when the 409A Top Management Retirement Benefit will commence, which commencement date must be no sooner than the date when the Participant has both terminated employment and attained age 55.  Such election shall be made in accordance with Code Section 409A (and applicable Internal Revenue Service transition relief) and subject to the following provisions.  As of December 31, 2008, any then effective transition payment election shall be irrevocable for the duration of a Participant’s participation in the Plan except as set forth in paragraph (4) below.  No payment election made in 2008 under this transition relief will apply to 409A Top Management Retirement Benefits that would otherwise be payable in 2008, nor may such election cause 409A Top Management Retirement Benefits to be paid in 2008 that would not otherwise be payable in 2008.  No election under this transition relief may be made retroactively, or when 409A Top Management Retirement Benefit payments are imminent.

(3)                                  Timely Election Failure.  Failure to make a timely payment election as provided above will result in such person deeming to elect the following with respect to the 409A Top Management Retirement Benefit: (i) benefit commencement date that is the later of (x) six months following termination of employment or (y) age 55 and (ii) benefit payment form that is a lump sum payment.  Such deemed election shall be irrevocable for the duration of a Participant’s participation in the Plan except as set forth in paragraph (4) below.

(4)                                  Subsequent Change in Election.  A Participant may change his payment election with respect to the 409A Top Management Retirement Benefit so long as: (i) the new payment election is made at least twelve (12) months before the original payment commencement date, (ii) the new payment election does not take effect until at least twelve (12) months after the date on which such election is made, and (iii) the original payment commencement date is deferred for a period of not less than five (5) years.  Notwithstanding the foregoing, to the extent that a Participant’s payment form election with respect to the 409A Top Management Retirement Benefit is a “life annuity” (as defined under Code Section 409A), the Participant may change such election to another optional form in which the benefit from the SPX Qualified Plan is payable to the Participant provided that:

(i)            such optional form is also a “life annuity” (as defined under Code Section 409A) which is actuarially equivalent (as determined under Code Section 409A);

(ii)           such election to change is timely made before the first scheduled annuity payment date of the original election; and

(iii)          such first scheduled annuity payment date does not change as a result of the new election.

(c)                                  Form.  The elections (including the change in payment election provisions under paragraph (b)(4) above) provided above shall be made on a form approved by the Committee and filed with the Committee in the time and manner prescribed by the Committee.

(d)                                 Six Month Delay Rule.  If, at the time the Participant becomes entitled to 409A Top Management Retirement Benefit payments under the Plan, the Participant is a Specified Employee (as defined and determined under Code Section 409A), then, notwithstanding any other provision in the Plan to the contrary, the following provision shall apply.  No 409A Top Management Retirement Benefit payments considered deferred compensation under Code Section 409A which is determined to be payable upon a Participant’s termination as determined under Code Section 409A and not subject to an exception or exemption thereunder, shall be paid to the Participant until the date that is six (6) months after the Participant’s termination.  Any such 409A Top Management Retirement Benefit payments that would otherwise have been paid to the Participant during this six-month period shall instead be aggregated with interest (at the Interest Credit Rate as defined under the SPX Qualified Plan) during such period, and be paid to the Participant on the date that is six (6) months after the Participant’s termination.  Any 409A Top Management Retirement Benefit payments to which the Participant is entitled to be paid after the date that is six (6) months after the Participant’s termination shall be paid to the Participant in accordance with the applicable terms of this Plan.

(e)                                  Payments.  Notwithstanding anything in the foregoing, a 409A Top Management Retirement Benefit payment shall be paid (or commence to be paid) on or as soon as practicable after the date determined pursuant to the above but not later than 30 days after such date.

3.5                                 [Reserved.]

3.6                                 Actuarial Equivalent.  A Top Management Retirement Benefit which is payable in any other form than that prescribed under Sections 3.1 and 3.2 above, or which is payable in such form prescribed under Sections 3.1 and 3.2 above but with a Beneficiary other than such Participant’s spouse, shall be the Actuarial Equivalent of the Top Management Retirement Benefit set forth in Sections 3.1 and 3.2 above.

3.7                                 Source of Benefit Payments.  Any Top Management Retirement Benefit payable to a Participant, a Surviving Spouse or a Beneficiary shall be paid from the general assets of the Company.

ARTICLE IV

TOP MANAGEMENT PRE-RETIREMENT DEATH BENEFIT

4.1                                 Survivor Benefits for the Non-409A Top Management Retirement Benefit.  If a Vested Participant dies before his Non-409A Top Management Retirement Benefit has commenced to be paid to him, the Surviving Spouse or Beneficiary, as shall be applicable, shall receive the Non-409A Top Management Retirement Benefit as described below:

(a)                                  Surviving Spouse.  If the Participant was married at the time of death, the Surviving Spouse may elect (i) a single life annuity for the Surviving Spouse’s life which is 100% of the Actuarial Equivalent of the Participant’s Non-409A Top Management Retirement Benefit, payable as of the first day of the month following the date the Participant would have attained age 55, or (ii) a lump sum which is the Actuarial Equivalent of the Participant’s Non-409A Top Management Retirement Benefit payable to the Surviving Spouse as of the first day of the month following the date of the Participant’s death.  If the Surviving Spouse dies after the Participant but before the Non-409A Top Management Retirement Benefit is paid or commenced to be paid to the Surviving Spouse, the Actuarial Equivalent shall be paid in a lump sum to the legal representative of such deceased Surviving Spouse; or if there shall be no such legal representative duly appointed and qualified within six months of the date of death of such deceased Surviving Spouse, then to such person as, at the date of the Surviving Spouse’s death, would be entitled to share in the distribution of such deceased Surviving Spouse’s personal estate under the provisions of the statute governing the descent of intestate property then in force and effect in the state of the deceased Surviving Spouse’s residence.

(b)                                 Other Beneficiary.  If the Participant dies before his Non-409A Top Management Retirement Benefit becomes payable and (1) the Participant was not married at the date of death or (2) the Participant is married but his spouse has consented to the Beneficiary designation as provided under Section 1.3, a lump sum amount equal to the Actuarial Equivalent of the Participant’s Non-409A Top Management Retirement Benefit shall be paid to the Participant’s designated Beneficiary as of the first day of the month following the date of the Participant’s death.

4.2                                 Survivor Benefits for the 409A Top Management Retirement Benefit.  If a Vested Participant dies before his 409A Top Management Retirement Benefit has commenced to be paid to him, the Surviving Spouse or Beneficiary, as shall be applicable, shall receive the 409A Top Management Retirement Benefit as described below:

(a)                                  Surviving Spouse.  If the Participant was married at the time of death, the Surviving Spouse shall receive a lump sum which is the Actuarial Equivalent of the Participant’s 409A Top Management Retirement Benefit payable to the Surviving Spouse on or as soon as administratively feasible following the first day of the month following the date of the Participant’s death, but no later than 60 days after such date.  If the Surviving Spouse dies after the Participant but before the lump sum is paid to the Surviving Spouse, the lump sum shall be paid to the legal representative of such deceased Surviving Spouse on or as soon as administratively feasible following the first day of the month following the date of the Participant’s death, but no later than 60 days after such date; or if there shall be no such legal representative duly appointed and qualified at such time, then to such person as, at the date of the Surviving Spouse’s death, would be entitled to share in the distribution of such deceased Surviving Spouse’s personal estate under the provisions of the statute governing the descent of intestate property then in force and effect in the state of the deceased Surviving Spouse’s residence.

(b)                                 Other Beneficiary.  If the Participant dies before his 409A Top Management Retirement Benefit becomes payable and (1) the Participant was not married at the date of death or (2) the Participant is married but his spouse has consented to the Beneficiary designation as provided under Section 1.3, a lump sum amount equal to the Actuarial Equivalent of the Participant’s 409A Top Management Retirement Benefit shall be paid to the Participant’s designated Beneficiary on or as soon as administratively feasible following the first day of the month following the date of the Participant’s death, but no later than 60 days after such date.

ARTICLE V

ADMINISTRATION OF THE PLAN

5.1                                 Administration by the Company.  The Company, acting under the supervision of the Compensation Committee, shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

5.2                                 General Powers of Administration.  All provisions set forth in the SPX Qualified Plan with respect to the administrative powers and duties of the Company, expenses of administration, and procedures for filing claims shall also be applicable with respect to the Plan.  The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

5.3                                 409A Compliance.  To the extent any provision of the Plan or action by the Committee or Company would subject any Participant to liability for interest or additional taxes under Code Section 409A, or make Non-409A Top Management Retirement Benefits subject to Code Section 409A, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  It is intended that the Plan will comply with Code Section 409A, and that the Non-409A Top Management Retirement Benefits be exempt from Code Section 409A coverage, and the Plan shall be interpreted and construed on a basis consistent with such intent.  The Plan may be amended in any respect deemed necessary (including retroactively) by the Committee in order to preserve compliance with Code Section 409A and to maintain Code Section 409A exemption for the Non-409A Top Management Retirement Benefits.  For purposes of this Plan with respect to 409A Top Management Retirement Benefits, a “termination of employment”, “termination”, “retirement” or “separation from service” (or other similar term having a similar import) under this Plan shall have the same meaning as a “separation from service” as defined in Code Section 409A.  The preceding shall not be construed as a guarantee of any particular tax effect for Plan benefits.

ARTICLE VI

AMENDMENT OR TERMINATION

6.1                                 Amendment or Termination.  The Company reserves the right, subject to Article VIII, to amend or terminate the Plan at any time.  Any such amendment or termination shall be made pursuant to a resolution of the Compensation Committee and shall be effective as of the date of such resolution or as specified therein.

6.2                                 Effect of Amendment or Termination.  No amendment or termination of the Plan shall directly or indirectly deprive any current or former Participant, Surviving Spouse, or Beneficiary of all or any portion of any Top Management Retirement Benefit or amount due to such persons, the payment of which has commenced prior to the effective date of such amendment or termination, or which is Vested at the time of such amendment or termination of the Plan.  The Compensation Committee may remove an Employee from participation as provided in Section 2.2 and Section 2.3.

ARTICLE VII

GENERAL PROVISIONS

7.1                                 Funding.  The Plan is intended to constitute and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan for a select group of management and highly compensated employees under ERISA.  The Plan at all times shall be entirely unfunded within the meaning of ERISA and the Code and the Company shall not be required at any time to segregate any assets of the Company for payment of any benefits hereunder.  No Participant, Surviving Spouse, Beneficiary, or any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant, Surviving Spouse, Beneficiary, or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

7.2                                 General Conditions.  Any SPX Qualified Plan Benefit shall be paid solely in accordance with the terms and conditions of the SPX Qualified Plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the SPX Qualified Plan.  Any Other Nonqualified Pension Plan shall be paid solely in accordance with the terms and conditions of such Other Nonqualified Pension Plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of any Other Nonqualified Pension Plan.

7.3                                 No Guaranty of Benefits.  Nothing contained in the Plan (or any Plan communication) shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

7.4                                 No Enlargement of Employee Rights.  No Participant, Surviving Spouse, or Beneficiary shall have any right to a benefit under the Plan except in accordance with the terms of the Plan.  Establishment of the Plan shall not be construed to give any Participant the right to be retained in the service of the Company, nor to create or confer on any Participant the right to receive future benefit accruals hereunder with respect to any future period of service with the Company.  Nothing in the Plan shall interfere in any way with the right of the Company to terminate a Participant’s service at any time with or without cause or notice and whether or not such termination results in any adverse effect on the individual’s interests under the Plan.

7.5                                 Spendthrift Provision.  No interest of any person or entity in, or right to receive a benefit under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

7.6                                 Applicable Law.  The Plan (including, without limitation, any rules, regulations, determinations or decisions made by the Compensation Committee or Company relating to the Plan) shall be construed and administered exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

7.7                                 Automatic Cashout.  Notwithstanding anything in the Plan to the contrary, if at the time of benefit commencement, the lump sum amount which is the Actuarial Equivalent of a Participant’s Top Management Retirement Benefit is less than $100,000, the Company shall pay such lump sum amount to the Participant, Surviving Spouse or Beneficiary in a single lump sum in lieu of any further benefit payments hereunder.  Subject to any six-month delay in payment (or portion of payment) required by Code Section 409A, such payment (or applicable portion) shall be made on or as soon as administratively practicable after the benefit commencement date (or the date required by Code Section 409A’s six-month delay rule), but not later than 60 days after such date.

7.8                                 Incapacity of Recipient.  If any person entitled to a benefit payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person.  Any such payment shall be deemed to be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

7.9                                 Corporate Successor.  The Plan shall not be automatically terminated by a transfer or sale of assets of the Company or by the reorganization, merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such transfer, sale, reorganization, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan, except as set forth in Article VIII.  In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate subject to the provisions of Section 6.2.

7.10                           Unclaimed Benefit.  Each Participant shall keep the Company informed of his current address and the current address of his spouse and/or Beneficiary.  The Company shall not be obligated to search for the whereabouts of any person.  If the location of a Participant is not made known to the Company within three (3) years after the date on which payment of the Participant’s Top Management Retirement Benefit may first be made, payment may be made as though the Participant had died at the end of the three-year period.  If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Company is unable to locate any Surviving Spouse or Beneficiary of the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant, Surviving Spouse, Beneficiary or any other person and such benefit shall be irrevocably forfeited.

7.11                           Limitations on Liability.  Notwithstanding any of the preceding provisions of the Plan, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant, former Participant, Surviving Spouse, Beneficiary or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

7.12                           Duties of Participants, Beneficiaries, and Surviving Spouses.  A Participant, Surviving Spouse or Beneficiary shall, as a condition of receiving benefits under this Plan, be obligated to provide the Compensation Committee with such information as the Compensation Committee shall require in order to calculate benefits under this Plan or otherwise administer the Plan.

7.13                           Taxes and Withholding.  As a condition to any payment or distribution pursuant to the Plan, the Company may require a Participant (or as applicable, the Surviving Spouse or Beneficiary) to pay such sum to the Company as may be necessary to discharge its obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by the Participant (or as applicable, the Surviving Spouse or Beneficiary) thereunder.  The Company may deduct or withhold such sum from any payment or distribution to the Participant (or as applicable, the Surviving Spouse or Beneficiary).

7.14                           Treatment for other Compensation Purposes.  Payments received by a Participant (or as applicable, the Surviving Spouse or Beneficiary) under the Plan shall not be deemed part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company, unless expressly so provided by such other plan, contract or arrangement.

ARTICLE VIII

CHANGE-OF-CONTROL

8.1                                 Benefit Rights Upon Change-of-Control.

(a)                                  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change-of-Control, all Participants shall immediately become Vested in their accrued benefits under this Plan, and the Company or any successor shall be prohibited from amending or terminating the Plan in any manner so as to deprive, directly or indirectly, any current or former Participant, Surviving Spouse, or Beneficiary of all or any portion of any Top Management Retirement Benefit which has commenced prior to the effective date of such amendment or termination, or which would be payable if the Participant’s employment terminated for any reason, including death, on such effective date.  Following a Change-of-Control or 409A Change-of-Control, no action shall be taken under the Plan that will cause any Non-409A Top Management Retirement Benefit to be subject to Code Section 409A coverage, or cause any 409A Top Management Retirement Benefit to fail to comply in any respect with Code Section 409A, in either case without the written consent of the Participant, Surviving Spouse, or Beneficiary (as applicable).

(b)                                 (i) Each Participant whose employment terminates following a Change-of-Control, or (ii) in the event that the Plan is terminated following a Change-of-Control, each current or former Participant, Surviving Spouse, or Beneficiary, shall be paid immediately a lump sum amount with respect to the Non-409A Top Management Retirement Benefit (and with respect to the 409A Top Management Retirement Benefit if such employment terminates within two years following a 409A Change-of-Control or if such Plan (together with any other deferred compensation arrangements as required by Code Section 409A) terminates).  This amount shall be the Actuarial Equivalent of any Non-409A Top Management Retirement Benefit (and with respect to the 409A Top Management Retirement Benefit if applicable), the payment of which has commenced prior to the effective date of any such termination, or which would be payable upon any termination of employment or which would be payable if the Participant’s employment terminated on the effective date of any Plan termination.

8.2                                 Definition of Change-of-Control and 409A Change-of-Control.  For purposes of this Plan, a “Change-of-Control” shall have the same meaning as set forth in the SPX Corporation Executive Bonus Plan.  For purposes of this Plan, a “409A Change-of-Control” shall have the same meaning as set forth in the SPX Corporation Supplemental Individual Account Retirement Plan.

8.3                                 Excess Parachute Payments by the Company.

(a)                                  Anything in this Plan to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of a Participant (whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, but determined without regard to any additional payments required under this Section 8.3) (a “Payment”) would be subject to the excise tax imposed by Code Section 4999 or if any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, being hereinafter collectively referred to as the “Excise Tax”), then the Participant shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount such that, after payment by the Participant of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

(b)                                 Subject to the provisions of paragraph (c) below, all determinations required to be made under this Section 8.3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the accounting firm which is then serving as the auditors for the Company (the “Accounting Firm”), which shall provide detailed supporting calculations to both the Company and the Participant within fifteen (15) business days of the receipt of notice from the Participant that there has been a Payment, or such earlier time as is required by the Company.  In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change-of-Control, the Participant shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the “Accounting Firm” hereunder).  All fees and expenses of the Accounting Firm shall be borne solely by the Company.  Any Gross-Up Payments, as determined pursuant to this Section 8.3, shall be paid by the Company to the Participant within five (5) days of the receipt of the Accounting Firm’s determination, but shall be paid no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the Participant remits the related taxes.  If the Accounting Firm determines that no Excise Tax is payable by the Participant, it shall furnish the Participant with a written opinion that failure to report the Excise Tax on the Participant’s applicable federal income tax return would not result in the imposition of a negligence or similar penalty.  Any good faith determination by the Accounting Firm shall be binding upon the Company and the Participant.  As a result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (“Underpayment”), consistent with the calculations required to be made hereunder.  In the event that the Company exhausts its remedies pursuant to paragraph (c) below, and the Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant, but shall be paid no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the Participant remits the related taxes.  Further, such Underpayment shall include all interest and penalties assessed to the Participant for the failure to report and pay the Excise Tax on Participant’s income tax return and shall place Participant in a position as if such Underpayment and associated Excise Tax were properly reported and paid.

(c)                                  The Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment.  Such notification shall be given as soon as practicable but no later than fifteen (15) business days after the Participant is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid.  The Participant shall not pay such claim prior to the expiration of the thirty (30)-day period following the date on which the Participant gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due).  If the Company notifies the Participant in writing prior to the expiration of such period that it desires to contest such claim, the Participant shall:

(i)            Give the Company any information reasonably requested by the Company relating to such claim,

(ii)           Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii)                               Cooperate with the Company in good faith in order to effectively contest such claim, and

(iv)                              Permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.  Without limiting the foregoing provision of this paragraph (c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner; and the Participant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Participant on an interest-free basis and shall indemnify and hold the Participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount.  Furthermore, the Company’s control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(d)                                 If, after the receipt by the Participant of an amount advanced by the Company pursuant to paragraph (c) above, the Participant becomes entitled to receive any refund with respect to such claim, the Participant shall (subject to the Company’s complying with the requirements of said paragraph (c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon, after taxes applicable thereto).  If, after the receipt by the Participant of an amount advanced by the Company pursuant to said paragraph (c), a determination is made that the Participant shall not be entitled to any refund with respect to such claim and the Company does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid (provided that such forgiveness shall be made no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the Participant remits the related taxes); and the amount of such advance shall offset, to the extent thereof, the amount of the Gross-Up Payment required to be paid.

ARTICLE IX

SPECIAL PROVISIONS

The Company may determine to provide special benefits for any Participant as set forth in separate documents which may be appended hereto.  To the extent that the Company has so determined, the Participant shall be entitled to the benefits provided in such documents, and to the extent that there is any inconsistency between this Plan and such document, and subject to Section 5.3, such other document will govern.

Appendix A

Special Provisions for Peter M. Turner, Donald H. Johnson and

A. David Joseph (Group “A” Participants)

The retirement benefits accrued by Group A Participants under the Plan shall be governed and calculated in accordance with Plan provisions, except that:

(a)                                  1994 Benefit Amount.  Without regard to the formula set forth in Section 3.1(a), the early retirement benefit payable under Article III of the Plan during the 1994 calendar year shall be:

(i)            The Group A Participant’s total monthly salary, excluding bonuses, fringe benefits and other special compensation, in the month prior to his Early Retirement Date, less

(ii)           the Group A Participant’s SPX Qualified Plan Benefit and any benefit from such Group A Participant’s former employer’s tax qualified defined benefit plan (if any),

all determined as of the Participant’s Early Retirement Date.

(b)                                 Benefit Amount for Years After 1994.  The early retirement benefit payable to Group A Participants under the Plan for years after 1994 shall be calculated in accordance with the formula contained in Section 3.1(a) and all other Plan provisions, using the definition of Final Average Pay contained in Section 1.11 of the Plan, or, if greater:

(i)            the amount of the Group A Participant’s 1993 compensation divided by 12, using the definition of compensation contained in the second to the last paragraph of Section 2.1(k) of the SPX Qualified Plan; or

(ii)           the amount of the Group A Participant’s 1994 compensation divided by 12, using the definition of compensation contained in the second to last paragraph of Section 2.1(k) of the SPX Qualified Plan.

Appendix B

Special Provisions for Budd Werner and Curt Atkisson (“Group B Participants”)

The retirement benefits accrued by Group B Participants under the Plan shall be governed and calculated in accordance with Plan provisions, except that:

(a)                                  Continuous Service.  For purposes of calculating Continuous Service for each Group B Participant under Section 1.8 of the Plan, one additional year of service will be added to such Participant’s Continuous Service.

(b)                                 Final Average Pay.  For purposes of calculating Final Average Pay for each Group B Participant under Section 1.11 of the Plan, the average monthly pay of the Group B Participant for the highest two out of the last five calendar years of Company employment shall be used in such determination instead of such pay for the highest three out of the last ten calendar years of Company employment.

Appendix C

Special Provisions for Dale Johnson

The retirement benefit accrued by Dale Johnson under the Plan shall be governed and calculated in accordance with Plan provisions, except that pursuant to the provisions of Section 3.2(a)(2) of the Plan, the Compensation Committee shall waive any early retirement payment reductions otherwise applicable with respect to benefits payable to him under the Plan on or after the date that Mr. Johnson reaches age 60.  Any benefit payable under the Plan to Mr. Johnson prior to the date that he reaches age 60 shall be reduced in accordance with the provisions of Section 3.2(a).

Appendix D

Special Provisions for David Reynolds

David Reynolds shall receive benefits in accordance with Plan provisions, except that:

(a)                                  Bridge Benefit.  A monthly bridge benefit shall be paid in the amount of $5,834.00 from July 1, 1995 through December 31, 2000, or such shorter period as Mr. Reynolds may live.  In the event of his death prior to December 31, 2000, his Surviving Spouse, if any, shall receive the Plan’s Surviving Spouse pension.

(b)                                 Early Retirement Date.  On September 1, 2001 (age 62), Mr. Reynolds may commence to receive his unreduced benefit from this Plan, as if he had retired from active employment with the Company at that date.  Mr. Reynolds may elect to have benefits begin as early as January 1, 2001, subject to the Plan’s usual reductions for benefit commencement prior to age 62.

Appendix E

Special Provisions for John Tyson

The retirement benefit accrued by John Tyson under the Plan upon his retirement on December 31, 1997 shall be a lifetime annuity of $100,000 per year, less his SPX Qualified Plan Benefit and any adjustment required for the selection of any optional form of benefit.

Appendix F

Special Provisions for Fred Florjancic

Fred Florjancic will be treated as though he were a participant in the SPX Qualified Plan for purposes of determining the eligibility for benefits and the amount of benefits under this Plan.

Appendix G

Special Provisions for Jay Caraviello and William Griffiths

Jay Caraviello and William Griffiths will be treated as though they were participants in this Plan beginning as of February 27, 2003, the date they were named officers of SPX Corporation (i.e. Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to them under this Plan.

Appendix H

Special Provisions for Ross Bricker

Ross Bricker will be treated as though he were a participant in the SPX Qualified Plan for purposes of determining the eligibility for benefits and the amount of benefits under this Plan.

Appendix I

Special Provisions for Don L. Canterna and David A. Kowalski

Don L. Canterna and David A. Kowalski will be treated as though they were participants in this Plan beginning on August 24, 2005, the date they were named officers of SPX Corporation (i.e., Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to them under this Plan.

Appendix J

Special Provisions for Kevin Lilly

Kevin Lilly will be treated (i) as though he were a participant in this Plan beginning on January 1, 2006, the date he was named an officer of SPX Corporation (i.e., Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to him under this Plan and (ii) as though he were a participant in the SPX Qualified Plan for purposes of determining the eligibility for benefits and the amount of benefits under the Plan.

Appendix K

Special Provisions for Sharon K. Jenkins

Sharon K. Jenkins will be treated (i) as though she were a participant in this Plan beginning on October 2, 2006, the date she was named an officer of SPX Corporation (i.e., Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to her under this Plan and (ii) as though she were a participant in the SPX Qualified Plan for purposes of determining the eligibility for benefits and the amount of benefits under the Plan.

Appendix L

Special Provisions for James A. Peters

James A. Peters will be treated as though he were a participant in this Plan beginning on December 13, 2006, the date he was named an officer of SPX Corporation (i.e., Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to him under this Plan.

Appendix M

Special Provisions for Leslie S. Powell

Leslie S. Powell will be treated (i) as though he were a participant in this Plan beginning on January 31, 2008, the date he was named an officer of SPX Corporation (i.e., Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to him under this Plan and (ii) as though he were a participant in the SPX Qualified Plan for purposes of determining the eligibility for benefits and the amount of benefits under the Plan.

Appendix N

Special Provisions for Jeremy W. Smeltser and J. Michael Whitted

Jeremy W. Smeltser and J. Michael Whitted will be treated (i) as though they were participants in this Plan beginning on April 22, 2009, the date they were named officers of SPX Corporation (i.e., Continuous Service shall commence as of such date) for purposes of determining the amount of benefits payable to them under this Plan, (ii)  as though their Continuous Service commenced as of April 22, 2009 for purposes of determining whether they are Vested under this Plan, and (iii) as though they were participants in the SPX Qualified Plan for purposes of determining the amount of benefits under the Plan.

Appendix O

Special Provisions for Drew T. Ladau

If Drew T. Ladau is an Employee of the Company on January 1, 2010, he will become a participant in this Plan effective as of January 1, 2010, and he will be treated effective as of January 1, 2010 as though his Continuous Service commenced on April 22, 2009, the date he was named an officer of SPX Corporation, for purposes of determining the amount of benefits payable to him under this Plan and for purposes of determining whether he is Vested under this Plan.

TABLE A

Table A

Factors to Convert a 100% Joint and Survivor Annuity to a Life Annuity

Supplemental Retirement Plan for Top Management

Equivalent Benefit Payable Under Single Life Annuity Option for Each $1.00 Otherwise Payable

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	20	21	22	23	24	25	26	27	28	29
20	1.0486	1.0469	1.0451	1.0434	1.0417	1.0400	1.0383	1.0367	1.0351	1.0336
21	1.0524	1.0506	1.0487	1.0469	1.0451	1.0433	1.0415	1.0398	1.0381	1.0364
22	1.0565	1.0546	1.0526	1.0507	1.0487	1.0468	1.0450	1.0431	1.0413	1.0395
23	1.0609	1.0589	1.0568	1.0547	1.0527	1.0507	1.0487	1.0467	1.0448	1.0429
24	1.0656	1.0635	1.0613	1.0591	1.0570	1.0548	1.0527	1.0506	1.0486	1.0465
25	1.0707	1.0684	1.0661	1.0639	1.0616	1.0593	1.0571	1.0549	1.0527	1.0505
26	1.0761	1.0737	1.0713	1.0689	1.0665	1.0642	1.0618	1.0594	1.0571	1.0548
27	1.0819	1.0794	1.0769	1.0744	1.0719	1.0694	1.0668	1.0644	1.0619	1.0594
28	1.0880	1.0855	1.0828	1.0802	1.0776	1.0749	1.0723	1.0697	1.0670	1.0644
29	1.0946	1.0919	1.0892	1.0865	1.0837	1.0809	1.0782	1.0754	1.0726	1.0699
30	1.1017	1.0989	1.0960	1.0932	1.0903	1.0874	1.0845	1.0816	1.0786	1.0757
31	1.1092	1.1063	1.1033	1.1003	1.0973	1.0943	1.0912	1.0882	1.0851	1.0820
32	1.1172	1.1142	1.1111	1.1080	1.1049	1.1017	1.0985	1.0953	1.0921	1.0888
33	1.1257	1.1226	1.1194	1.1162	1.1129	1.1096	1.1063	1.1029	1.0995	1.0961
34	1.1347	1.1315	1.1283	1.1249	1.1215	1.1181	1.1146	1.1111	1.1076	1.1040
35	1.1444	1.1411	1.1377	1.1342	1.1307	1.1272	1.1235	1.1199	1.1162	1.1125
36	1.1547	1.1513	1.1478	1.1442	1.1406	1.1369	1.1331	1.1293	1.1254	1.1215
37	1.1656	1.1621	1.1585	1.1548	1.1510	1.1472	1.1433	1.1393	1.1353	1.1312
38	1.1773	1.1737	1.1699	1.1661	1.1622	1.1583	1.1542	1.1501	1.1459	1.1417
39	1.1897	1.1860	1.1821	1.1782	1.1742	1.1701	1.1659	1.1616	1.1572	1.1528
40	1.2029	1.1991	1.1951	1.1911	1.1869	1.1827	1.1783	1.1739	1.1694	1.1648
41	1.2170	1.2130	1.2090	1.2048	1.2005	1.1961	1.1916	1.1871	1.1824	1.1776
42	1.2320	1.2279	1.2237	1.2194	1.2150	1.2105	1.2059	1.2011	1.1963	1.1913
43	1.2478	1.2437	1.2394	1.2350	1.2304	1.2257	1.2210	1.2161	1.2110	1.2059
44	1.2647	1.2604	1.2560	1.2514	1.2467	1.2419	1.2370	1.2319	1.2267	1.2214
45	1.2825	1.2781	1.2735	1.2689	1.2640	1.2591	1.2540	1.2488	1.2434	1.2379
46	1.3012	1.2967	1.2921	1.2873	1.2823	1.2772	1.2720	1.2666	1.2611	1.2554
47	1.3211	1.3165	1.3117	1.3067	1.3016	1.2964	1.2910	1.2854	1.2797	1.2739
48	1.3420	1.3373	1.3324	1.3273	1.3221	1.3167	1.3111	1.3054	1.2995	1.2934
49	1.3641	1.3593	1.3542	1.3490	1.3436	1.3381	1.3324	1.3265	1.3204	1.3141
50	1.3875	1.3825	1.3773	1.3720	1.3664	1.3607	1.3548	1.3488	1.3425	1.3360
51	1.4122	1.4070	1.4017	1.3962	1.3905	1.3847	1.3786	1.3724	1.3659	1.3593
52	1.4383	1.4330	1.4276	1.4219	1.4161	1.4100	1.4038	1.3974	1.3907	1.3838
53	1.4659	1.4605	1.4549	1.4491	1.4431	1.4369	1.4305	1.4239	1.4170	1.4099
54	1.4953	1.4897	1.4840	1.4780	1.4718	1.4654	1.4588	1.4520	1.4450	1.4377
55	1.5264	1.5207	1.5148	1.5087	1.5023	1.4958	1.4890	1.4819	1.4747	1.4672
56	1.5596	1.5538	1.5477	1.5414	1.5349	1.5281	1.5211	1.5138	1.5063	1.4986
57	1.5950	1.5890	1.5828	1.5763	1.5695	1.5626	1.5554	1.5479	1.5402	1.5322
58	1.6329	1.6267	1.6203	1.6136	1.6067	1.5995	1.5920	1.5843	1.5764	1.5681
59	1.6735	1.6671	1.6605	1.6536	1.6464	1.6390	1.6314	1.6234	1.6152	1.6067
60	1.7171	1.7105	1.7036	1.6965	1.6892	1.6815	1.6736	1.6654	1.6569	1.6481
61	1.7639	1.7571	1.7501	1.7427	1.7351	1.7273	1.7191	1.7106	1.7018	1.6927
62	1.8144	1.8073	1.8001	1.7925	1.7846	1.7765	1.7680	1.7593	1.7502	1.7407
63	1.8687	1.8614	1.8539	1.8461	1.8379	1.8295	1.8208	1.8117	1.8023	1.7925
64	1.9271	1.9196	1.9118	1.9037	1.8953	1.8866	1.8775	1.8681	1.8584	1.8482
65	1.9900	1.9822	1.9741	1.9657	1.9570	1.9480	1.9386	1.9288	1.9187	1.9082
66	2.0574	2.0493	2.0409	2.0322	2.0232	2.0138	2.0040	1.9939	1.9834	1.9725
67	2.1294	2.1210	2.1123	2.1033	2.0939	2.0841	2.0740	2.0635	2.0525	2.0412
68	2.2066	2.1979	2.1888	2.1794	2.1697	2.1595	2.1490	2.1381	2.1267	2.1149
69	2.2900	2.2809	2.2715	2.2617	2.2516	2.2410	2.2301	2.2187	2.2068	2.1946
70	2.3806	2.3711	2.3613	2.3511	2.3406	2.3296	2.3181	2.3062	2.2939	2.2811

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	30	31	32	33	34	35	36	37	38	39
20	1.0321	1.0306	1.0292	1.0278	1.0264	1.0251	1.0238	1.0226	1.0214	1.0203
21	1.0348	1.0332	1.0317	1.0302	1.0287	1.0273	1.0259	1.0246	1.0233	1.0221
22	1.0378	1.0361	1.0344	1.0328	1.0312	1.0297	1.0282	1.0267	1.0254	1.0240
23	1.0410	1.0392	1.0374	1.0356	1.0339	1.0323	1.0307	1.0291	1.0276	1.0262
24	1.0445	1.0426	1.0406	1.0388	1.0369	1.0351	1.0334	1.0317	1.0301	1.0285
25	1.0483	1.0462	1.0442	1.0422	1.0402	1.0383	1.0364	1.0346	1.0328	1.0311
26	1.0525	1.0502	1.0480	1.0459	1.0438	1.0417	1.0397	1.0377	1.0358	1.0340
27	1.0570	1.0546	1.0522	1.0499	1.0476	1.0454	1.0433	1.0411	1.0391	1.0371
28	1.0619	1.0593	1.0568	1.0543	1.0519	1.0495	1.0472	1.0449	1.0427	1.0405
29	1.0671	1.0644	1.0617	1.0591	1.0565	1.0539	1.0514	1.0490	1.0466	1.0443
30	1.0728	1.0700	1.0671	1.0643	1.0615	1.0588	1.0561	1.0534	1.0509	1.0484
31	1.0790	1.0759	1.0729	1.0699	1.0669	1.0640	1.0611	1.0583	1.0556	1.0528
32	1.0856	1.0824	1.0792	1.0760	1.0728	1.0697	1.0667	1.0636	1.0607	1.0578
33	1.0927	1.0893	1.0860	1.0826	1.0792	1.0759	1.0726	1.0694	1.0662	1.0631
34	1.1004	1.0969	1.0933	1.0897	1.0862	1.0826	1.0791	1.0757	1.0723	1.0689
35	1.1087	1.1049	1.1012	1.0974	1.0936	1.0899	1.0862	1.0825	1.0789	1.0753
36	1.1176	1.1136	1.1097	1.1057	1.1017	1.0978	1.0938	1.0899	1.0860	1.0822
37	1.1271	1.1230	1.1188	1.1146	1.1104	1.1063	1.1021	1.0979	1.0938	1.0897
38	1.1374	1.1330	1.1287	1.1243	1.1199	1.1154	1.1110	1.1066	1.1023	1.0979
39	1.1484	1.1438	1.1392	1.1346	1.1300	1.1253	1.1207	1.1160	1.1114	1.1068
40	1.1601	1.1554	1.1506	1.1458	1.1409	1.1360	1.1311	1.1262	1.1213	1.1164
41	1.1728	1.1678	1.1628	1.1578	1.1527	1.1475	1.1424	1.1372	1.1320	1.1268
42	1.1863	1.1811	1.1759	1.1707	1.1653	1.1599	1.1545	1.1490	1.1436	1.1381
43	1.2007	1.1953	1.1899	1.1844	1.1788	1.1732	1.1675	1.1618	1.1560	1.1502
44	1.2160	1.2105	1.2048	1.1991	1.1933	1.1874	1.1814	1.1754	1.1693	1.1632
45	1.2323	1.2265	1.2207	1.2147	1.2086	1.2025	1.1962	1.1899	1.1836	1.1772
46	1.2496	1.2436	1.2375	1.2313	1.2250	1.2186	1.2121	1.2054	1.1988	1.1920
47	1.2678	1.2617	1.2554	1.2489	1.2424	1.2357	1.2289	1.2220	1.2150	1.2079
48	1.2872	1.2808	1.2743	1.2676	1.2608	1.2538	1.2467	1.2395	1.2322	1.2248
49	1.3077	1.3011	1.2944	1.2874	1.2803	1.2731	1.2657	1.2582	1.2506	1.2428
50	1.3294	1.3226	1.3156	1.3084	1.3011	1.2936	1.2859	1.2781	1.2701	1.2620
51	1.3524	1.3454	1.3381	1.3307	1.3231	1.3153	1.3073	1.2992	1.2909	1.2824
52	1.3768	1.3695	1.3620	1.3543	1.3465	1.3384	1.3301	1.3216	1.3130	1.3042
53	1.4027	1.3951	1.3874	1.3795	1.3713	1.3629	1.3543	1.3455	1.3365	1.3274
54	1.4301	1.4224	1.4144	1.4062	1.3977	1.3890	1.3801	1.3710	1.3617	1.3521
55	1.4594	1.4514	1.4431	1.4346	1.4259	1.4169	1.4077	1.3982	1.3885	1.3785
56	1.4906	1.4823	1.4738	1.4650	1.4560	1.4466	1.4371	1.4272	1.4172	1.4068
57	1.5239	1.5154	1.5066	1.4975	1.4881	1.4785	1.4685	1.4583	1.4479	1.4371
58	1.5596	1.5508	1.5417	1.5323	1.5226	1.5126	1.5023	1.4917	1.4808	1.4697
59	1.5979	1.5887	1.5793	1.5696	1.5596	1.5492	1.5385	1.5276	1.5163	1.5047
60	1.6390	1.6296	1.6198	1.6098	1.5994	1.5886	1.5776	1.5662	1.5544	1.5424
61	1.6833	1.6735	1.6634	1.6530	1.6422	1.6311	1.6196	1.6078	1.5956	1.5830
62	1.7310	1.7209	1.7104	1.6996	1.6884	1.6769	1.6650	1.6527	1.6400	1.6270
63	1.7824	1.7719	1.7611	1.7499	1.7383	1.7263	1.7139	1.7011	1.6879	1.6743
64	1.8378	1.8269	1.8156	1.8040	1.7919	1.7795	1.7666	1.7533	1.7396	1.7255
65	1.8973	1.8860	1.8743	1.8622	1.8497	1.8368	1.8234	1.8095	1.7952	1.7805
66	1.9612	1.9495	1.9373	1.9247	1.9117	1.8982	1.8843	1.8699	1.8550	1.8396
67	2.0295	2.0173	2.0046	1.9915	1.9780	1.9640	1.9494	1.9344	1.9189	1.9029
68	2.1027	2.0900	2.0768	2.0632	2.0491	2.0345	2.0193	2.0037	1.9875	1.9708
69	2.1818	2.1686	2.1549	2.1407	2.1260	2.1107	2.0949	2.0786	2.0617	2.0442
70	2.2678	2.2540	2.2397	2.2249	2.2095	2.1936	2.1771	2.1600	2.1423	2.1241

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	40	41	42	43	44	45	46	47	48	49
20	1.0192	1.0182	1.0172	1.0162	1.0153	1.0144	1.0136	1.0128	1.0120	1.0113
21	1.0209	1.0198	1.0187	1.0176	1.0166	1.0156	1.0147	1.0139	1.0130	1.0122
22	1.0227	1.0215	1.0203	1.0192	1.0181	1.0170	1.0160	1.0151	1.0141	1.0133
23	1.0248	1.0234	1.0221	1.0209	1.0197	1.0185	1.0174	1.0164	1.0154	1.0144
24	1.0270	1.0255	1.0241	1.0228	1.0215	1.0202	1.0190	1.0179	1.0168	1.0157
25	1.0295	1.0279	1.0263	1.0249	1.0234	1.0221	1.0208	1.0195	1.0183	1.0172
26	1.0322	1.0304	1.0288	1.0272	1.0256	1.0241	1.0227	1.0213	1.0200	1.0188
27	1.0351	1.0333	1.0315	1.0297	1.0280	1.0264	1.0248	1.0233	1.0219	1.0206
28	1.0384	1.0364	1.0344	1.0325	1.0307	1.0289	1.0272	1.0256	1.0240	1.0225
29	1.0420	1.0398	1.0377	1.0356	1.0336	1.0317	1.0298	1.0280	1.0263	1.0247
30	1.0459	1.0435	1.0412	1.0390	1.0368	1.0347	1.0327	1.0308	1.0289	1.0271
31	1.0502	1.0476	1.0451	1.0427	1.0404	1.0381	1.0359	1.0338	1.0318	1.0298
32	1.0549	1.0521	1.0494	1.0468	1.0443	1.0418	1.0394	1.0371	1.0349	1.0328
33	1.0600	1.0571	1.0541	1.0513	1.0486	1.0459	1.0433	1.0408	1.0384	1.0361
34	1.0657	1.0624	1.0593	1.0562	1.0533	1.0504	1.0476	1.0448	1.0422	1.0397
35	1.0718	1.0683	1.0649	1.0616	1.0584	1.0553	1.0523	1.0493	1.0465	1.0437
36	1.0785	1.0748	1.0711	1.0676	1.0641	1.0607	1.0574	1.0542	1.0511	1.0481
37	1.0857	1.0818	1.0779	1.0740	1.0703	1.0666	1.0631	1.0596	1.0563	1.0530
38	1.0936	1.0894	1.0852	1.0811	1.0771	1.0731	1.0693	1.0655	1.0619	1.0584
39	1.1022	1.0977	1.0932	1.0888	1.0845	1.0803	1.0761	1.0721	1.0681	1.0643
40	1.1115	1.1067	1.1019	1.0972	1.0926	1.0880	1.0836	1.0792	1.0750	1.0708
41	1.1217	1.1165	1.1114	1.1064	1.1014	1.0966	1.0918	1.0871	1.0825	1.0780
42	1.1326	1.1272	1.1218	1.1164	1.1111	1.1058	1.1007	1.0956	1.0907	1.0858
43	1.1444	1.1386	1.1329	1.1272	1.1215	1.1159	1.1104	1.1050	1.0996	1.0944
44	1.1571	1.1510	1.1449	1.1388	1.1328	1.1268	1.1209	1.1151	1.1093	1.1037
45	1.1707	1.1642	1.1578	1.1513	1.1449	1.1385	1.1322	1.1260	1.1198	1.1138
46	1.1852	1.1784	1.1716	1.1648	1.1580	1.1512	1.1444	1.1378	1.1312	1.1247
47	1.2008	1.1936	1.1864	1.1792	1.1719	1.1647	1.1576	1.1505	1.1434	1.1365
48	1.2173	1.2098	1.2022	1.1946	1.1869	1.1793	1.1717	1.1641	1.1566	1.1492
49	1.2350	1.2271	1.2191	1.2110	1.2030	1.1949	1.1868	1.1788	1.1708	1.1628
50	1.2538	1.2455	1.2371	1.2286	1.2201	1.2116	1.2030	1.1945	1.1860	1.1775
51	1.2739	1.2651	1.2563	1.2474	1.2385	1.2295	1.2204	1.2114	1.2023	1.1933
52	1.2952	1.2861	1.2769	1.2676	1.2581	1.2486	1.2391	1.2295	1.2199	1.2104
53	1.3180	1.3085	1.2989	1.2891	1.2792	1.2692	1.2591	1.2490	1.2389	1.2287
54	1.3424	1.3324	1.3223	1.3121	1.3017	1.2912	1.2806	1.2699	1.2592	1.2485
55	1.3684	1.3580	1.3475	1.3368	1.3259	1.3148	1.3037	1.2925	1.2811	1.2698
56	1.3963	1.3855	1.3744	1.3632	1.3518	1.3403	1.3285	1.3167	1.3048	1.2928
57	1.4261	1.4149	1.4034	1.3917	1.3797	1.3676	1.3553	1.3429	1.3303	1.3176
58	1.4582	1.4465	1.4345	1.4223	1.4098	1.3971	1.3842	1.3711	1.3579	1.3445
59	1.4928	1.4805	1.4680	1.4553	1.4422	1.4289	1.4154	1.4017	1.3878	1.3737
60	1.5300	1.5173	1.5042	1.4909	1.4773	1.4634	1.4492	1.4348	1.4202	1.4053
61	1.5701	1.5569	1.5433	1.5294	1.5151	1.5006	1.4857	1.4706	1.4553	1.4397
62	1.6135	1.5997	1.5855	1.5710	1.5561	1.5409	1.5254	1.5095	1.4934	1.4770
63	1.6604	1.6460	1.6312	1.6160	1.6004	1.5845	1.5682	1.5516	1.5347	1.5174
64	1.7109	1.6959	1.6804	1.6646	1.6483	1.6317	1.6146	1.5972	1.5794	1.5613
65	1.7653	1.7496	1.7335	1.7170	1.7000	1.6825	1.6647	1.6464	1.6277	1.6087
66	1.8238	1.8074	1.7906	1.7733	1.7555	1.7373	1.7185	1.6994	1.6798	1.6598
67	1.8863	1.8693	1.8517	1.8336	1.8150	1.7959	1.7763	1.7562	1.7356	1.7146
68	1.9535	1.9357	1.9173	1.8984	1.8790	1.8589	1.8384	1.8173	1.7957	1.7736
69	2.0262	2.0076	1.9883	1.9685	1.9482	1.9272	1.9057	1.8836	1.8609	1.8377
70	2.1052	2.0857	2.0656	2.0449	2.0235	2.0015	1.9789	1.9557	1.9319	1.9074

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	50	51	52	53	54	55	56	57	58	59
20	1.0106	1.0099	1.0093	1.0087	1.0081	1.0076	1.0071	1.0066	1.0062	1.0057
21	1.0115	1.0107	1.0100	1.0094	1.0088	1.0082	1.0076	1.0071	1.0066	1.0061
22	1.0124	1.0116	1.0109	1.0102	1.0095	1.0089	1.0083	1.0077	1.0071	1.0066
23	1.0135	1.0127	1.0118	1.0111	1.0103	1.0096	1.0089	1.0083	1.0077	1.0072
24	1.0147	1.0138	1.0129	1.0120	1.0112	1.0104	1.0097	1.0090	1.0084	1.0078
25	1.0161	1.0150	1.0141	1.0131	1.0122	1.0114	1.0106	1.0098	1.0091	1.0084
26	1.0176	1.0164	1.0154	1.0143	1.0133	1.0124	1.0115	1.0107	1.0099	1.0092
27	1.0192	1.0180	1.0168	1.0157	1.0146	1.0136	1.0126	1.0117	1.0108	1.0100
28	1.0211	1.0197	1.0184	1.0172	1.0160	1.0149	1.0138	1.0128	1.0119	1.0110
29	1.0231	1.0217	1.0202	1.0189	1.0176	1.0163	1.0152	1.0141	1.0130	1.0120
30	1.0254	1.0238	1.0222	1.0207	1.0193	1.0180	1.0167	1.0155	1.0143	1.0132
31	1.0279	1.0262	1.0244	1.0228	1.0213	1.0198	1.0184	1.0170	1.0158	1.0146
32	1.0307	1.0288	1.0269	1.0251	1.0234	1.0218	1.0202	1.0188	1.0174	1.0160
33	1.0338	1.0317	1.0296	1.0277	1.0258	1.0240	1.0223	1.0207	1.0192	1.0177
34	1.0373	1.0349	1.0327	1.0305	1.0285	1.0265	1.0247	1.0229	1.0212	1.0196
35	1.0411	1.0385	1.0361	1.0337	1.0315	1.0293	1.0273	1.0253	1.0234	1.0217
36	1.0452	1.0425	1.0398	1.0372	1.0347	1.0324	1.0301	1.0280	1.0260	1.0240
37	1.0499	1.0468	1.0439	1.0411	1.0384	1.0358	1.0334	1.0310	1.0288	1.0266
38	1.0550	1.0517	1.0485	1.0454	1.0425	1.0396	1.0369	1.0344	1.0319	1.0295
39	1.0606	1.0570	1.0535	1.0502	1.0470	1.0439	1.0409	1.0381	1.0354	1.0328
40	1.0668	1.0629	1.0591	1.0555	1.0520	1.0486	1.0453	1.0422	1.0393	1.0364
41	1.0736	1.0694	1.0653	1.0613	1.0575	1.0538	1.0502	1.0468	1.0436	1.0405
42	1.0811	1.0765	1.0721	1.0677	1.0636	1.0595	1.0557	1.0519	1.0484	1.0450
43	1.0893	1.0843	1.0795	1.0748	1.0703	1.0659	1.0616	1.0576	1.0536	1.0499
44	1.0982	1.0928	1.0876	1.0825	1.0776	1.0728	1.0682	1.0637	1.0594	1.0553
45	1.1079	1.1021	1.0964	1.0909	1.0855	1.0803	1.0753	1.0704	1.0658	1.0613
46	1.1183	1.1121	1.1060	1.1000	1.0942	1.0885	1.0831	1.0778	1.0727	1.0678
47	1.1296	1.1229	1.1163	1.1099	1.1036	1.0975	1.0915	1.0858	1.0802	1.0749
48	1.1418	1.1346	1.1275	1.1206	1.1138	1.1071	1.1007	1.0944	1.0884	1.0826
49	1.1550	1.1472	1.1396	1.1321	1.1248	1.1176	1.1107	1.1039	1.0973	1.0910
50	1.1691	1.1609	1.1527	1.1446	1.1367	1.1290	1.1215	1.1141	1.1070	1.1001
51	1.1844	1.1756	1.1668	1.1582	1.1497	1.1413	1.1332	1.1252	1.1175	1.1100
52	1.2009	1.1914	1.1821	1.1728	1.1637	1.1547	1.1459	1.1374	1.1290	1.1209
53	1.2186	1.2085	1.1985	1.1886	1.1789	1.1692	1.1598	1.1505	1.1415	1.1327
54	1.2377	1.2270	1.2164	1.2058	1.1953	1.1850	1.1748	1.1649	1.1551	1.1456
55	1.2584	1.2470	1.2357	1.2244	1.2132	1.2021	1.1912	1.1805	1.1700	1.1597
56	1.2807	1.2687	1.2566	1.2446	1.2326	1.2208	1.2091	1.1976	1.1862	1.1751
57	1.3049	1.2921	1.2793	1.2665	1.2538	1.2411	1.2286	1.2162	1.2040	1.1921
58	1.3311	1.3175	1.3040	1.2904	1.2768	1.2633	1.2499	1.2366	1.2235	1.2107
59	1.3595	1.3452	1.3308	1.3164	1.3019	1.2875	1.2732	1.2590	1.2449	1.2311
60	1.3903	1.3752	1.3600	1.3447	1.3294	1.3140	1.2987	1.2835	1.2684	1.2536
61	1.4239	1.4079	1.3918	1.3756	1.3593	1.3430	1.3267	1.3104	1.2943	1.2783
62	1.4603	1.4435	1.4264	1.4093	1.3920	1.3746	1.3572	1.3399	1.3226	1.3055
63	1.4999	1.4821	1.4641	1.4460	1.4276	1.4092	1.3907	1.3722	1.3537	1.3354
64	1.5428	1.5241	1.5051	1.4859	1.4664	1.4468	1.4272	1.4074	1.3877	1.3681
65	1.5892	1.5695	1.5495	1.5291	1.5086	1.4878	1.4669	1.4459	1.4249	1.4039
66	1.6393	1.6185	1.5974	1.5759	1.5541	1.5321	1.5099	1.4876	1.4652	1.4428
67	1.6931	1.6712	1.6489	1.6262	1.6032	1.5799	1.5564	1.5326	1.5088	1.4849
68	1.7510	1.7280	1.7045	1.6806	1.6562	1.6316	1.6066	1.5814	1.5560	1.5305
69	1.8139	1.7896	1.7649	1.7396	1.7139	1.6878	1.6613	1.6345	1.6075	1.5804
70	1.8824	1.8569	1.8307	1.8041	1.7769	1.7493	1.7212	1.6928	1.6641	1.6352

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	60	61	62	63	64	65	66	67	68	69
20	1.0053	1.0049	1.0046	1.0042	1.0039	1.0036	1.0033	1.0031	1.0028	1.0026
21	1.0057	1.0053	1.0049	1.0045	1.0042	1.0039	1.0036	1.0033	1.0030	1.0027
22	1.0061	1.0057	1.0053	1.0049	1.0045	1.0041	1.0038	1.0035	1.0032	1.0029
23	1.0066	1.0061	1.0057	1.0052	1.0048	1.0044	1.0041	1.0037	1.0034	1.0031
24	1.0072	1.0066	1.0061	1.0056	1.0052	1.0048	1.0044	1.0040	1.0037	1.0033
25	1.0078	1.0072	1.0066	1.0061	1.0056	1.0052	1.0047	1.0043	1.0040	1.0036
26	1.0085	1.0078	1.0072	1.0066	1.0061	1.0056	1.0051	1.0047	1.0043	1.0039
27	1.0093	1.0085	1.0079	1.0072	1.0066	1.0061	1.0056	1.0051	1.0046	1.0042
28	1.0101	1.0093	1.0086	1.0079	1.0072	1.0066	1.0061	1.0055	1.0050	1.0046
29	1.0111	1.0102	1.0094	1.0086	1.0079	1.0072	1.0066	1.0060	1.0055	1.0050
30	1.0122	1.0112	1.0103	1.0095	1.0087	1.0079	1.0072	1.0066	1.0060	1.0054
31	1.0134	1.0124	1.0114	1.0104	1.0095	1.0087	1.0080	1.0073	1.0066	1.0060
32	1.0148	1.0136	1.0125	1.0115	1.0105	1.0096	1.0088	1.0080	1.0073	1.0066
33	1.0163	1.0151	1.0138	1.0127	1.0116	1.0106	1.0097	1.0088	1.0080	1.0072
34	1.0181	1.0166	1.0153	1.0140	1.0129	1.0118	1.0107	1.0097	1.0088	1.0080
35	1.0200	1.0184	1.0170	1.0156	1.0143	1.0130	1.0119	1.0108	1.0098	1.0089
36	1.0222	1.0204	1.0188	1.0173	1.0158	1.0145	1.0132	1.0120	1.0109	1.0099
37	1.0246	1.0227	1.0209	1.0192	1.0176	1.0161	1.0147	1.0134	1.0121	1.0110
38	1.0273	1.0252	1.0232	1.0213	1.0196	1.0179	1.0164	1.0149	1.0135	1.0123
39	1.0303	1.0280	1.0258	1.0238	1.0218	1.0200	1.0182	1.0166	1.0151	1.0137
40	1.0337	1.0312	1.0288	1.0265	1.0243	1.0223	1.0204	1.0186	1.0169	1.0153
41	1.0375	1.0347	1.0320	1.0295	1.0271	1.0249	1.0228	1.0208	1.0189	1.0172
42	1.0417	1.0386	1.0357	1.0329	1.0303	1.0278	1.0254	1.0232	1.0212	1.0193
43	1.0463	1.0429	1.0397	1.0366	1.0337	1.0310	1.0284	1.0260	1.0237	1.0216
44	1.0514	1.0477	1.0441	1.0408	1.0376	1.0346	1.0317	1.0290	1.0265	1.0241
45	1.0570	1.0529	1.0490	1.0453	1.0418	1.0385	1.0353	1.0324	1.0296	1.0269
46	1.0631	1.0586	1.0543	1.0503	1.0464	1.0427	1.0393	1.0360	1.0329	1.0300
47	1.0697	1.0648	1.0602	1.0557	1.0514	1.0474	1.0436	1.0400	1.0366	1.0334
48	1.0770	1.0716	1.0665	1.0616	1.0569	1.0525	1.0483	1.0444	1.0406	1.0371
49	1.0849	1.0790	1.0734	1.0680	1.0629	1.0581	1.0535	1.0491	1.0450	1.0411
50	1.0935	1.0871	1.0809	1.0751	1.0695	1.0642	1.0591	1.0543	1.0498	1.0455
51	1.1028	1.0959	1.0892	1.0828	1.0766	1.0708	1.0653	1.0600	1.0550	1.0503
52	1.1130	1.1054	1.0982	1.0912	1.0845	1.0781	1.0720	1.0663	1.0608	1.0556
53	1.1242	1.1159	1.1080	1.1004	1.0931	1.0861	1.0794	1.0731	1.0671	1.0614
54	1.1364	1.1274	1.1188	1.1105	1.1025	1.0949	1.0876	1.0807	1.0741	1.0678
55	1.1497	1.1400	1.1306	1.1216	1.1129	1.1046	1.0966	1.0890	1.0818	1.0749
56	1.1643	1.1538	1.1436	1.1338	1.1243	1.1152	1.1065	1.0982	1.0903	1.0828
57	1.1804	1.1690	1.1580	1.1473	1.1370	1.1271	1.1175	1.1084	1.0997	1.0915
58	1.1981	1.1858	1.1738	1.1622	1.1510	1.1402	1.1298	1.1198	1.1103	1.1012
59	1.2175	1.2042	1.1913	1.1787	1.1665	1.1547	1.1434	1.1325	1.1221	1.1121
60	1.2390	1.2246	1.2106	1.1970	1.1837	1.1709	1.1585	1.1466	1.1352	1.1243
61	1.2626	1.2471	1.2320	1.2172	1.2028	1.1889	1.1754	1.1624	1.1499	1.1380
62	1.2886	1.2720	1.2556	1.2396	1.2241	1.2089	1.1942	1.1800	1.1664	1.1533
63	1.3172	1.2993	1.2817	1.2644	1.2475	1.2311	1.2151	1.1997	1.1847	1.1704
64	1.3487	1.3294	1.3104	1.2918	1.2735	1.2557	1.2383	1.2215	1.2051	1.1894
65	1.3830	1.3623	1.3419	1.3218	1.3021	1.2827	1.2639	1.2456	1.2278	1.2106
66	1.4204	1.3983	1.3763	1.3547	1.3334	1.3125	1.2920	1.2721	1.2527	1.2340
67	1.4610	1.4373	1.4137	1.3904	1.3674	1.3449	1.3227	1.3011	1.2801	1.2596
68	1.5050	1.4796	1.4544	1.4294	1.4046	1.3803	1.3564	1.3329	1.3101	1.2878
69	1.5532	1.5261	1.4990	1.4722	1.4456	1.4193	1.3935	1.3681	1.3433	1.3191
70	1.6062	1.5772	1.5482	1.5194	1.4908	1.4625	1.4346	1.4072	1.3803	1.3540

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	70	71	72	73	74	75	76	77	78	79
20	1.0024	1.0022	1.0020	1.0018	1.0016	1.0015	1.0013	1.0012	1.0011	1.0010
21	1.0025	1.0023	1.0021	1.0019	1.0017	1.0016	1.0014	1.0013	1.0012	1.0011
22	1.0027	1.0024	1.0022	1.0020	1.0018	1.0017	1.0015	1.0014	1.0012	1.0011
23	1.0028	1.0026	1.0024	1.0021	1.0019	1.0018	1.0016	1.0014	1.0013	1.0012
24	1.0030	1.0028	1.0025	1.0023	1.0021	1.0019	1.0017	1.0015	1.0014	1.0013
25	1.0033	1.0030	1.0027	1.0024	1.0022	1.0020	1.0018	1.0016	1.0015	1.0013
26	1.0035	1.0032	1.0029	1.0026	1.0024	1.0022	1.0019	1.0018	1.0016	1.0014
27	1.0038	1.0035	1.0031	1.0028	1.0026	1.0023	1.0021	1.0019	1.0017	1.0015
28	1.0041	1.0038	1.0034	1.0031	1.0028	1.0025	1.0023	1.0020	1.0018	1.0016
29	1.0045	1.0041	1.0037	1.0033	1.0030	1.0027	1.0024	1.0022	1.0020	1.0018
30	1.0049	1.0045	1.0040	1.0036	1.0033	1.0029	1.0027	1.0024	1.0021	1.0019
31	1.0054	1.0049	1.0044	1.0040	1.0036	1.0032	1.0029	1.0026	1.0023	1.0021
32	1.0059	1.0054	1.0048	1.0044	1.0039	1.0035	1.0032	1.0028	1.0025	1.0023
33	1.0065	1.0059	1.0053	1.0048	1.0043	1.0039	1.0035	1.0031	1.0028	1.0025
34	1.0072	1.0065	1.0059	1.0053	1.0047	1.0043	1.0038	1.0034	1.0031	1.0027
35	1.0080	1.0072	1.0065	1.0059	1.0053	1.0047	1.0042	1.0038	1.0034	1.0030
36	1.0089	1.0080	1.0072	1.0065	1.0058	1.0052	1.0047	1.0042	1.0037	1.0033
37	1.0099	1.0090	1.0081	1.0072	1.0065	1.0058	1.0052	1.0047	1.0042	1.0037
38	1.0111	1.0100	1.0090	1.0081	1.0073	1.0065	1.0058	1.0052	1.0047	1.0041
39	1.0124	1.0112	1.0101	1.0091	1.0081	1.0073	1.0065	1.0058	1.0052	1.0046
40	1.0139	1.0125	1.0113	1.0102	1.0091	1.0082	1.0073	1.0066	1.0059	1.0052
41	1.0156	1.0141	1.0127	1.0114	1.0103	1.0092	1.0083	1.0074	1.0066	1.0059
42	1.0175	1.0158	1.0143	1.0128	1.0116	1.0104	1.0093	1.0084	1.0075	1.0067
43	1.0196	1.0177	1.0160	1.0144	1.0130	1.0117	1.0105	1.0094	1.0085	1.0076
44	1.0219	1.0199	1.0180	1.0162	1.0146	1.0132	1.0118	1.0106	1.0095	1.0085
45	1.0245	1.0222	1.0201	1.0182	1.0164	1.0148	1.0133	1.0120	1.0107	1.0096
46	1.0273	1.0248	1.0225	1.0203	1.0184	1.0166	1.0149	1.0134	1.0121	1.0108
47	1.0304	1.0276	1.0250	1.0227	1.0205	1.0185	1.0167	1.0150	1.0135	1.0121
48	1.0338	1.0307	1.0279	1.0252	1.0228	1.0206	1.0186	1.0168	1.0151	1.0136
49	1.0375	1.0341	1.0309	1.0280	1.0254	1.0229	1.0207	1.0187	1.0168	1.0151
50	1.0415	1.0378	1.0343	1.0311	1.0282	1.0255	1.0230	1.0207	1.0187	1.0168
51	1.0459	1.0418	1.0380	1.0345	1.0312	1.0282	1.0255	1.0230	1.0207	1.0187
52	1.0508	1.0462	1.0420	1.0381	1.0346	1.0313	1.0283	1.0255	1.0230	1.0207
53	1.0561	1.0511	1.0465	1.0422	1.0382	1.0346	1.0313	1.0282	1.0254	1.0229
54	1.0620	1.0565	1.0514	1.0466	1.0423	1.0383	1.0346	1.0312	1.0282	1.0254
55	1.0685	1.0624	1.0568	1.0516	1.0468	1.0424	1.0383	1.0346	1.0312	1.0281
56	1.0757	1.0690	1.0628	1.0571	1.0518	1.0469	1.0424	1.0383	1.0345	1.0311
57	1.0837	1.0763	1.0695	1.0632	1.0574	1.0520	1.0470	1.0425	1.0383	1.0345
58	1.0926	1.0846	1.0771	1.0701	1.0636	1.0577	1.0522	1.0471	1.0425	1.0383
59	1.1027	1.0938	1.0855	1.0778	1.0707	1.0641	1.0580	1.0524	1.0473	1.0426
60	1.1139	1.1042	1.0950	1.0865	1.0786	1.0714	1.0646	1.0584	1.0528	1.0476
61	1.1266	1.1158	1.1058	1.0964	1.0877	1.0796	1.0721	1.0653	1.0589	1.0532
62	1.1408	1.1289	1.1178	1.1075	1.0978	1.0889	1.0806	1.0730	1.0660	1.0596
63	1.1567	1.1436	1.1314	1.1200	1.1093	1.0994	1.0903	1.0818	1.0740	1.0668
64	1.1744	1.1601	1.1466	1.1340	1.1223	1.1113	1.1011	1.0917	1.0831	1.0751
65	1.1941	1.1784	1.1636	1.1497	1.1367	1.1246	1.1134	1.1029	1.0933	1.0844
66	1.2160	1.1987	1.1825	1.1672	1.1529	1.1395	1.1270	1.1154	1.1047	1.0949
67	1.2399	1.2211	1.2032	1.1864	1.1707	1.1559	1.1421	1.1293	1.1174	1.1065
68	1.2663	1.2457	1.2262	1.2077	1.1904	1.1741	1.1589	1.1448	1.1316	1.1194
69	1.2957	1.2732	1.2518	1.2316	1.2125	1.1946	1.1778	1.1621	1.1476	1.1341
70	1.3285	1.3039	1.2805	1.2583	1.2374	1.2177	1.1992	1.1819	1.1657	1.1507

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	80	81	82	83	84	85	86	87	88	89
20	1.0009	1.0008	1.0007	1.0007	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003
21	1.0009	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005	1.0004	1.0004	1.0004
22	1.0010	1.0009	1.0008	1.0007	1.0007	1.0006	1.0005	1.0005	1.0004	1.0004
23	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005	1.0004	1.0004
24	1.0011	1.0010	1.0009	1.0008	1.0007	1.0007	1.0006	1.0005	1.0005	1.0004
25	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005	1.0004
26	1.0013	1.0012	1.0010	1.0009	1.0008	1.0007	1.0007	1.0006	1.0005	1.0005
27	1.0014	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005
28	1.0015	1.0013	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0005
29	1.0016	1.0014	1.0013	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006
30	1.0017	1.0015	1.0014	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006
31	1.0019	1.0017	1.0015	1.0013	1.0012	1.0011	1.0009	1.0008	1.0007	1.0007
32	1.0020	1.0018	1.0016	1.0015	1.0013	1.0012	1.0010	1.0009	1.0008	1.0007
33	1.0022	1.0020	1.0018	1.0016	1.0014	1.0013	1.0011	1.0010	1.0009	1.0008
34	1.0024	1.0022	1.0019	1.0017	1.0015	1.0014	1.0012	1.0011	1.0010	1.0008
35	1.0027	1.0024	1.0021	1.0019	1.0017	1.0015	1.0013	1.0012	1.0010	1.0009
36	1.0030	1.0027	1.0024	1.0021	1.0019	1.0017	1.0015	1.0013	1.0011	1.0010
37	1.0033	1.0029	1.0026	1.0023	1.0021	1.0018	1.0016	1.0014	1.0013	1.0011
38	1.0037	1.0033	1.0029	1.0026	1.0023	1.0020	1.0018	1.0016	1.0014	1.0012
39	1.0041	1.0037	1.0033	1.0029	1.0026	1.0023	1.0020	1.0018	1.0016	1.0014
40	1.0047	1.0041	1.0037	1.0033	1.0029	1.0026	1.0023	1.0020	1.0018	1.0015
41	1.0053	1.0047	1.0042	1.0037	1.0033	1.0029	1.0026	1.0023	1.0020	1.0017
42	1.0060	1.0053	1.0047	1.0042	1.0037	1.0033	1.0029	1.0026	1.0023	1.0020
43	1.0068	1.0060	1.0054	1.0048	1.0042	1.0038	1.0033	1.0029	1.0026	1.0023
44	1.0076	1.0068	1.0061	1.0054	1.0048	1.0043	1.0038	1.0033	1.0029	1.0026
45	1.0086	1.0077	1.0069	1.0061	1.0054	1.0048	1.0043	1.0038	1.0033	1.0029
46	1.0097	1.0087	1.0077	1.0069	1.0062	1.0055	1.0049	1.0043	1.0038	1.0033
47	1.0109	1.0097	1.0087	1.0078	1.0069	1.0062	1.0055	1.0048	1.0043	1.0038
48	1.0122	1.0109	1.0098	1.0087	1.0078	1.0069	1.0061	1.0054	1.0048	1.0043
49	1.0136	1.0122	1.0109	1.0097	1.0087	1.0077	1.0069	1.0061	1.0054	1.0048
50	1.0151	1.0135	1.0121	1.0109	1.0097	1.0086	1.0077	1.0068	1.0060	1.0053
51	1.0168	1.0151	1.0135	1.0121	1.0108	1.0096	1.0086	1.0076	1.0067	1.0060
52	1.0186	1.0167	1.0150	1.0134	1.0120	1.0107	1.0095	1.0085	1.0075	1.0066
53	1.0206	1.0185	1.0166	1.0149	1.0133	1.0119	1.0106	1.0094	1.0083	1.0074
54	1.0228	1.0205	1.0184	1.0165	1.0147	1.0131	1.0117	1.0104	1.0092	1.0082
55	1.0253	1.0227	1.0204	1.0182	1.0163	1.0146	1.0130	1.0115	1.0102	1.0090
56	1.0280	1.0251	1.0226	1.0202	1.0181	1.0161	1.0144	1.0128	1.0113	1.0100
57	1.0310	1.0279	1.0250	1.0224	1.0200	1.0179	1.0159	1.0142	1.0126	1.0111
58	1.0345	1.0310	1.0278	1.0249	1.0223	1.0199	1.0177	1.0157	1.0139	1.0123
59	1.0384	1.0345	1.0309	1.0277	1.0248	1.0221	1.0197	1.0175	1.0155	1.0137
60	1.0428	1.0385	1.0345	1.0310	1.0277	1.0247	1.0220	1.0196	1.0173	1.0153
61	1.0479	1.0431	1.0387	1.0347	1.0310	1.0277	1.0247	1.0219	1.0194	1.0172
62	1.0537	1.0483	1.0434	1.0389	1.0348	1.0311	1.0277	1.0246	1.0219	1.0193
63	1.0603	1.0543	1.0488	1.0438	1.0392	1.0350	1.0312	1.0278	1.0247	1.0218
64	1.0678	1.0611	1.0549	1.0493	1.0442	1.0395	1.0353	1.0314	1.0279	1.0247
65	1.0763	1.0688	1.0619	1.0556	1.0499	1.0447	1.0399	1.0355	1.0316	1.0280
66	1.0858	1.0774	1.0698	1.0628	1.0563	1.0504	1.0451	1.0402	1.0357	1.0317
67	1.0964	1.0871	1.0785	1.0707	1.0635	1.0569	1.0509	1.0454	1.0404	1.0358
68	1.1082	1.0978	1.0883	1.0796	1.0715	1.0641	1.0574	1.0512	1.0456	1.0405
69	1.1216	1.1101	1.0994	1.0897	1.0807	1.0724	1.0648	1.0579	1.0516	1.0458
70	1.1369	1.1240	1.1122	1.1013	1.0912	1.0819	1.0734	1.0657	1.0585	1.0521

Table A

Factors to Convert a 50% Joint and Survivor Annuity to a Life Annuity

Supplemental Retirement Plan for Top Management

Equivalent Benefit Payable Under Single Life Annuity Option for Each $1.00 of Life Annuity Otherwise Payable

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	20	21	22	23	24	25	26	27	28	29
20	1.0243	1.0234	1.0226	1.0217	1.0208	1.0200	1.0192	1.0184	1.0176	1.0168
21	1.0262	1.0253	1.0244	1.0234	1.0225	1.0216	1.0208	1.0199	1.0190	1.0182
22	1.0283	1.0273	1.0263	1.0253	1.0244	1.0234	1.0225	1.0216	1.0206	1.0198
23	1.0305	1.0294	1.0284	1.0274	1.0264	1.0253	1.0243	1.0234	1.0224	1.0214
24	1.0328	1.0317	1.0306	1.0296	1.0285	1.0274	1.0264	1.0253	1.0243	1.0233
25	1.0353	1.0342	1.0331	1.0319	1.0308	1.0297	1.0285	1.0274	1.0263	1.0252
26	1.0380	1.0369	1.0357	1.0345	1.0333	1.0321	1.0309	1.0297	1.0285	1.0274
27	1.0409	1.0397	1.0384	1.0372	1.0359	1.0347	1.0334	1.0322	1.0309	1.0297
28	1.0440	1.0427	1.0414	1.0401	1.0388	1.0375	1.0362	1.0348	1.0335	1.0322
29	1.0473	1.0460	1.0446	1.0432	1.0419	1.0405	1.0391	1.0377	1.0363	1.0349
30	1.0508	1.0494	1.0480	1.0466	1.0451	1.0437	1.0422	1.0408	1.0393	1.0379
31	1.0546	1.0531	1.0517	1.0502	1.0487	1.0471	1.0456	1.0441	1.0426	1.0410
32	1.0586	1.0571	1.0555	1.0540	1.0524	1.0508	1.0493	1.0476	1.0460	1.0444
33	1.0628	1.0613	1.0597	1.0581	1.0565	1.0548	1.0531	1.0515	1.0498	1.0481
34	1.0674	1.0658	1.0641	1.0625	1.0608	1.0590	1.0573	1.0556	1.0538	1.0520
35	1.0722	1.0705	1.0689	1.0671	1.0654	1.0636	1.0618	1.0599	1.0581	1.0562
36	1.0773	1.0756	1.0739	1.0721	1.0703	1.0684	1.0665	1.0646	1.0627	1.0608
37	1.0828	1.0811	1.0793	1.0774	1.0755	1.0736	1.0716	1.0697	1.0677	1.0656
38	1.0886	1.0868	1.0850	1.0831	1.0811	1.0791	1.0771	1.0750	1.0730	1.0708
39	1.0949	1.0930	1.0911	1.0891	1.0871	1.0850	1.0829	1.0808	1.0786	1.0764
40	1.1015	1.0995	1.0976	1.0955	1.0935	1.0913	1.0892	1.0870	1.0847	1.0824
41	1.1085	1.1065	1.1045	1.1024	1.1003	1.0981	1.0958	1.0935	1.0912	1.0888
42	1.1160	1.1140	1.1119	1.1097	1.1075	1.1052	1.1029	1.1006	1.0981	1.0957
43	1.1239	1.1218	1.1197	1.1175	1.1152	1.1129	1.1105	1.1080	1.1055	1.1030
44	1.1323	1.1302	1.1280	1.1257	1.1234	1.1210	1.1185	1.1160	1.1134	1.1107
45	1.1412	1.1390	1.1368	1.1344	1.1320	1.1295	1.1270	1.1244	1.1217	1.1190
46	1.1506	1.1484	1.1460	1.1436	1.1412	1.1386	1.1360	1.1333	1.1305	1.1277
47	1.1605	1.1582	1.1558	1.1534	1.1508	1.1482	1.1455	1.1427	1.1399	1.1369
48	1.1710	1.1686	1.1662	1.1637	1.1610	1.1583	1.1556	1.1527	1.1497	1.1467
49	1.1821	1.1796	1.1771	1.1745	1.1718	1.1690	1.1662	1.1632	1.1602	1.1571
50	1.1937	1.1912	1.1887	1.1860	1.1832	1.1804	1.1774	1.1744	1.1712	1.1680
51	1.2061	1.2035	1.2009	1.1981	1.1953	1.1923	1.1893	1.1862	1.1830	1.1796
52	1.2191	1.2165	1.2138	1.2110	1.2080	1.2050	1.2019	1.1987	1.1954	1.1919
53	1.2330	1.2303	1.2275	1.2246	1.2216	1.2185	1.2152	1.2119	1.2085	1.2050
54	1.2476	1.2449	1.2420	1.2390	1.2359	1.2327	1.2294	1.2260	1.2225	1.2188
55	1.2632	1.2604	1.2574	1.2543	1.2512	1.2479	1.2445	1.2410	1.2373	1.2336
56	1.2798	1.2769	1.2738	1.2707	1.2674	1.2640	1.2605	1.2569	1.2532	1.2493
57	1.2975	1.2945	1.2914	1.2881	1.2848	1.2813	1.2777	1.2739	1.2701	1.2661
58	1.3164	1.3133	1.3101	1.3068	1.3033	1.2997	1.2960	1.2922	1.2882	1.2841
59	1.3367	1.3335	1.3302	1.3268	1.3232	1.3195	1.3157	1.3117	1.3076	1.3033
60	1.3585	1.3552	1.3518	1.3483	1.3446	1.3408	1.3368	1.3327	1.3285	1.3241
61	1.3820	1.3786	1.3750	1.3714	1.3676	1.3636	1.3595	1.3553	1.3509	1.3464
62	1.4072	1.4037	1.4000	1.3962	1.3923	1.3882	1.3840	1.3796	1.3751	1.3704
63	1.4343	1.4307	1.4269	1.4230	1.4190	1.4148	1.4104	1.4058	1.4011	1.3963
64	1.4636	1.4598	1.4559	1.4519	1.4477	1.4433	1.4388	1.4341	1.4292	1.4241
65	1.4950	1.4911	1.4871	1.4829	1.4785	1.4740	1.4693	1.4644	1.4593	1.4541
66	1.5287	1.5247	1.5205	1.5161	1.5116	1.5069	1.5020	1.4969	1.4917	1.4862
67	1.5647	1.5605	1.5562	1.5516	1.5469	1.5421	1.5370	1.5317	1.5263	1.5206
68	1.6033	1.5989	1.5944	1.5897	1.5848	1.5798	1.5745	1.5690	1.5634	1.5575
69	1.6450	1.6405	1.6358	1.6309	1.6258	1.6205	1.6150	1.6093	1.6034	1.5973
70	1.6903	1.6856	1.6807	1.6756	1.6703	1.6648	1.6591	1.6531	1.6470	1.6406

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	30	31	32	33	34	35	36	37	38	39
20	1.0160	1.0153	1.0146	1.0139	1.0132	1.0126	1.0119	1.0113	1.0107	1.0102
21	1.0174	1.0166	1.0158	1.0151	1.0143	1.0136	1.0130	1.0123	1.0117	1.0110
22	1.0189	1.0180	1.0172	1.0164	1.0156	1.0148	1.0141	1.0134	1.0127	1.0120
23	1.0205	1.0196	1.0187	1.0178	1.0170	1.0161	1.0153	1.0146	1.0138	1.0131
24	1.0223	1.0213	1.0203	1.0194	1.0185	1.0176	1.0167	1.0159	1.0150	1.0143
25	1.0242	1.0231	1.0221	1.0211	1.0201	1.0191	1.0182	1.0173	1.0164	1.0156
26	1.0262	1.0251	1.0240	1.0229	1.0219	1.0208	1.0198	1.0189	1.0179	1.0170
27	1.0285	1.0273	1.0261	1.0250	1.0238	1.0227	1.0216	1.0206	1.0195	1.0185
28	1.0309	1.0297	1.0284	1.0272	1.0259	1.0247	1.0236	1.0224	1.0213	1.0203
29	1.0336	1.0322	1.0309	1.0295	1.0282	1.0270	1.0257	1.0245	1.0233	1.0221
30	1.0364	1.0350	1.0336	1.0321	1.0308	1.0294	1.0280	1.0267	1.0254	1.0242
31	1.0395	1.0380	1.0365	1.0350	1.0335	1.0320	1.0306	1.0292	1.0278	1.0264
32	1.0428	1.0412	1.0396	1.0380	1.0364	1.0349	1.0333	1.0318	1.0303	1.0289
33	1.0464	1.0447	1.0430	1.0413	1.0396	1.0380	1.0363	1.0347	1.0331	1.0316
34	1.0502	1.0484	1.0466	1.0449	1.0431	1.0413	1.0396	1.0378	1.0361	1.0345
35	1.0543	1.0525	1.0506	1.0487	1.0468	1.0449	1.0431	1.0413	1.0394	1.0377
36	1.0588	1.0568	1.0548	1.0528	1.0509	1.0489	1.0469	1.0450	1.0430	1.0411
37	1.0636	1.0615	1.0594	1.0573	1.0552	1.0531	1.0510	1.0490	1.0469	1.0449
38	1.0687	1.0665	1.0643	1.0621	1.0599	1.0577	1.0555	1.0533	1.0511	1.0490
39	1.0742	1.0719	1.0696	1.0673	1.0650	1.0627	1.0603	1.0580	1.0557	1.0534
40	1.0801	1.0777	1.0753	1.0729	1.0705	1.0680	1.0656	1.0631	1.0606	1.0582
41	1.0864	1.0839	1.0814	1.0789	1.0763	1.0738	1.0712	1.0686	1.0660	1.0634
42	1.0931	1.0906	1.0880	1.0853	1.0827	1.0800	1.0772	1.0745	1.0718	1.0690
43	1.1003	1.0977	1.0950	1.0922	1.0894	1.0866	1.0838	1.0809	1.0780	1.0751
44	1.1080	1.1052	1.1024	1.0995	1.0966	1.0937	1.0907	1.0877	1.0847	1.0816
45	1.1161	1.1133	1.1103	1.1074	1.1043	1.1012	1.0981	1.0950	1.0918	1.0886
46	1.1248	1.1218	1.1188	1.1157	1.1125	1.1093	1.1060	1.1027	1.0994	1.0960
47	1.1339	1.1308	1.1277	1.1245	1.1212	1.1178	1.1144	1.1110	1.1075	1.1040
48	1.1436	1.1404	1.1371	1.1338	1.1304	1.1269	1.1234	1.1198	1.1161	1.1124
49	1.1539	1.1506	1.1472	1.1437	1.1402	1.1366	1.1329	1.1291	1.1253	1.1214
50	1.1647	1.1613	1.1578	1.1542	1.1505	1.1468	1.1429	1.1390	1.1351	1.1310
51	1.1762	1.1727	1.1691	1.1654	1.1615	1.1576	1.1537	1.1496	1.1454	1.1412
52	1.1884	1.1848	1.1810	1.1772	1.1732	1.1692	1.1650	1.1608	1.1565	1.1521
53	1.2013	1.1976	1.1937	1.1897	1.1856	1.1815	1.1772	1.1728	1.1683	1.1637
54	1.2151	1.2112	1.2072	1.2031	1.1989	1.1945	1.1901	1.1855	1.1808	1.1761
55	1.2297	1.2257	1.2216	1.2173	1.2129	1.2085	1.2038	1.1991	1.1942	1.1893
56	1.2453	1.2412	1.2369	1.2325	1.2280	1.2233	1.2185	1.2136	1.2086	1.2034
57	1.2620	1.2577	1.2533	1.2487	1.2441	1.2392	1.2343	1.2292	1.2239	1.2186
58	1.2798	1.2754	1.2708	1.2661	1.2613	1.2563	1.2511	1.2459	1.2404	1.2348
59	1.2989	1.2944	1.2897	1.2848	1.2798	1.2746	1.2693	1.2638	1.2581	1.2523
60	1.3195	1.3148	1.3099	1.3049	1.2997	1.2943	1.2888	1.2831	1.2772	1.2712
61	1.3416	1.3368	1.3317	1.3265	1.3211	1.3156	1.3098	1.3039	1.2978	1.2915
62	1.3655	1.3604	1.3552	1.3498	1.3442	1.3384	1.3325	1.3263	1.3200	1.3135
63	1.3912	1.3860	1.3805	1.3749	1.3691	1.3631	1.3569	1.3506	1.3440	1.3372
64	1.4189	1.4134	1.4078	1.4020	1.3960	1.3897	1.3833	1.3767	1.3698	1.3627
65	1.4486	1.4430	1.4372	1.4311	1.4249	1.4184	1.4117	1.4048	1.3976	1.3902
66	1.4806	1.4747	1.4687	1.4624	1.4558	1.4491	1.4421	1.4349	1.4275	1.4198
67	1.5147	1.5086	1.5023	1.4958	1.4890	1.4820	1.4747	1.4672	1.4595	1.4514
68	1.5513	1.5450	1.5384	1.5316	1.5245	1.5172	1.5097	1.5018	1.4938	1.4854
69	1.5909	1.5843	1.5775	1.5703	1.5630	1.5554	1.5475	1.5393	1.5308	1.5221
70	1.6339	1.6270	1.6199	1.6124	1.6048	1.5968	1.5885	1.5800	1.5712	1.5620

Equivalent Benefit Payable Under Single Life Annuity Option for Each $1.00 Otherwise Payable

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	40	41	42	43	44	45	46	47	48	49
20	1.0096	1.0091	1.0086	1.0081	1.0076	1.0072	1.0068	1.0064	1.0060	1.0056
21	1.0104	1.0099	1.0093	1.0088	1.0083	1.0078	1.0074	1.0069	1.0065	1.0061
22	1.0114	1.0107	1.0102	1.0096	1.0090	1.0085	1.0080	1.0075	1.0071	1.0066
23	1.0124	1.0117	1.0111	1.0104	1.0098	1.0093	1.0087	1.0082	1.0077	1.0072
24	1.0135	1.0128	1.0121	1.0114	1.0107	1.0101	1.0095	1.0089	1.0084	1.0079
25	1.0147	1.0139	1.0132	1.0124	1.0117	1.0110	1.0104	1.0098	1.0092	1.0086
26	1.0161	1.0152	1.0144	1.0136	1.0128	1.0121	1.0113	1.0107	1.0100	1.0094
27	1.0176	1.0166	1.0157	1.0149	1.0140	1.0132	1.0124	1.0117	1.0110	1.0103
28	1.0192	1.0182	1.0172	1.0163	1.0153	1.0145	1.0136	1.0128	1.0120	1.0113
29	1.0210	1.0199	1.0188	1.0178	1.0168	1.0158	1.0149	1.0140	1.0132	1.0124
30	1.0230	1.0218	1.0206	1.0195	1.0184	1.0174	1.0164	1.0154	1.0145	1.0136
31	1.0251	1.0238	1.0226	1.0214	1.0202	1.0190	1.0180	1.0169	1.0159	1.0149
32	1.0275	1.0261	1.0247	1.0234	1.0221	1.0209	1.0197	1.0186	1.0175	1.0164
33	1.0300	1.0285	1.0271	1.0257	1.0243	1.0229	1.0216	1.0204	1.0192	1.0180
34	1.0328	1.0312	1.0297	1.0281	1.0266	1.0252	1.0238	1.0224	1.0211	1.0198
35	1.0359	1.0342	1.0325	1.0308	1.0292	1.0276	1.0261	1.0247	1.0232	1.0219
36	1.0392	1.0374	1.0356	1.0338	1.0320	1.0304	1.0287	1.0271	1.0256	1.0241
37	1.0429	1.0409	1.0389	1.0370	1.0351	1.0333	1.0315	1.0298	1.0281	1.0265
38	1.0468	1.0447	1.0426	1.0405	1.0385	1.0366	1.0346	1.0328	1.0310	1.0292
39	1.0511	1.0488	1.0466	1.0444	1.0422	1.0401	1.0381	1.0360	1.0341	1.0321
40	1.0558	1.0534	1.0510	1.0486	1.0463	1.0440	1.0418	1.0396	1.0375	1.0354
41	1.0608	1.0583	1.0557	1.0532	1.0507	1.0483	1.0459	1.0435	1.0412	1.0390
42	1.0663	1.0636	1.0609	1.0582	1.0555	1.0529	1.0503	1.0478	1.0453	1.0429
43	1.0722	1.0693	1.0664	1.0636	1.0608	1.0580	1.0552	1.0525	1.0498	1.0472
44	1.0786	1.0755	1.0724	1.0694	1.0664	1.0634	1.0604	1.0575	1.0547	1.0519
45	1.0854	1.0821	1.0789	1.0757	1.0725	1.0693	1.0661	1.0630	1.0599	1.0569
46	1.0926	1.0892	1.0858	1.0824	1.0790	1.0756	1.0722	1.0689	1.0656	1.0624
47	1.1004	1.0968	1.0932	1.0896	1.0860	1.0824	1.0788	1.0752	1.0717	1.0682
48	1.1087	1.1049	1.1011	1.0973	1.0935	1.0896	1.0858	1.0821	1.0783	1.0746
49	1.1175	1.1135	1.1095	1.1055	1.1015	1.0974	1.0934	1.0894	1.0854	1.0814
50	1.1269	1.1227	1.1185	1.1143	1.1101	1.1058	1.1015	1.0972	1.0930	1.0888
51	1.1369	1.1326	1.1282	1.1237	1.1192	1.1147	1.1102	1.1057	1.1012	1.0967
52	1.1476	1.1431	1.1384	1.1338	1.1291	1.1243	1.1195	1.1148	1.1100	1.1052
53	1.1590	1.1543	1.1494	1.1445	1.1396	1.1346	1.1296	1.1245	1.1194	1.1144
54	1.1712	1.1662	1.1612	1.1560	1.1509	1.1456	1.1403	1.1350	1.1296	1.1242
55	1.1842	1.1790	1.1737	1.1684	1.1629	1.1574	1.1518	1.1462	1.1406	1.1349
56	1.1981	1.1927	1.1872	1.1816	1.1759	1.1701	1.1643	1.1584	1.1524	1.1464
57	1.2131	1.2074	1.2017	1.1958	1.1899	1.1838	1.1777	1.1714	1.1652	1.1588
58	1.2291	1.2232	1.2173	1.2111	1.2049	1.1985	1.1921	1.1856	1.1789	1.1723
59	1.2464	1.2403	1.2340	1.2276	1.2211	1.2145	1.2077	1.2008	1.1939	1.1868
60	1.2650	1.2586	1.2521	1.2454	1.2386	1.2317	1.2246	1.2174	1.2101	1.2027
61	1.2851	1.2785	1.2717	1.2647	1.2576	1.2503	1.2429	1.2353	1.2276	1.2198
62	1.3068	1.2999	1.2928	1.2855	1.2781	1.2704	1.2627	1.2547	1.2467	1.2385
63	1.3302	1.3230	1.3156	1.3080	1.3002	1.2923	1.2841	1.2758	1.2673	1.2587
64	1.3554	1.3479	1.3402	1.3323	1.3242	1.3158	1.3073	1.2986	1.2897	1.2806
65	1.3827	1.3748	1.3668	1.3585	1.3500	1.3413	1.3323	1.3232	1.3139	1.3043
66	1.4119	1.4037	1.3953	1.3867	1.3778	1.3686	1.3593	1.3497	1.3399	1.3299
67	1.4432	1.4346	1.4259	1.4168	1.4075	1.3980	1.3882	1.3781	1.3678	1.3573
68	1.4768	1.4678	1.4587	1.4492	1.4395	1.4295	1.4192	1.4087	1.3979	1.3868
69	1.5131	1.5038	1.4942	1.4843	1.4741	1.4636	1.4528	1.4418	1.4304	1.4188
70	1.5526	1.5429	1.5328	1.5224	1.5117	1.5008	1.4895	1.4778	1.4659	1.4537

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	50	51	52	53	54	55	56	57	58	59
20	1.0053	1.0050	1.0046	1.0043	1.0041	1.0038	1.0035	1.0033	1.0031	1.0029
21	1.0057	1.0054	1.0050	1.0047	1.0044	1.0041	1.0038	1.0036	1.0033	1.0031
22	1.0062	1.0058	1.0054	1.0051	1.0048	1.0044	1.0041	1.0038	1.0036	1.0033
23	1.0068	1.0063	1.0059	1.0055	1.0052	1.0048	1.0045	1.0042	1.0039	1.0036
24	1.0074	1.0069	1.0064	1.0060	1.0056	1.0052	1.0049	1.0045	1.0042	1.0039
25	1.0080	1.0075	1.0070	1.0066	1.0061	1.0057	1.0053	1.0049	1.0045	1.0042
26	1.0088	1.0082	1.0077	1.0072	1.0067	1.0062	1.0058	1.0054	1.0050	1.0046
27	1.0096	1.0090	1.0084	1.0078	1.0073	1.0068	1.0063	1.0058	1.0054	1.0050
28	1.0105	1.0099	1.0092	1.0086	1.0080	1.0074	1.0069	1.0064	1.0059	1.0055
29	1.0116	1.0108	1.0101	1.0094	1.0088	1.0082	1.0076	1.0070	1.0065	1.0060
30	1.0127	1.0119	1.0111	1.0104	1.0097	1.0090	1.0083	1.0077	1.0072	1.0066
31	1.0140	1.0131	1.0122	1.0114	1.0106	1.0099	1.0092	1.0085	1.0079	1.0073
32	1.0154	1.0144	1.0135	1.0126	1.0117	1.0109	1.0101	1.0094	1.0087	1.0080
33	1.0169	1.0158	1.0148	1.0138	1.0129	1.0120	1.0112	1.0104	1.0096	1.0089
34	1.0186	1.0175	1.0163	1.0153	1.0142	1.0133	1.0123	1.0114	1.0106	1.0098
35	1.0205	1.0193	1.0180	1.0169	1.0157	1.0147	1.0136	1.0126	1.0117	1.0108
36	1.0226	1.0212	1.0199	1.0186	1.0174	1.0162	1.0151	1.0140	1.0130	1.0120
37	1.0249	1.0234	1.0220	1.0206	1.0192	1.0179	1.0167	1.0155	1.0144	1.0133
38	1.0275	1.0258	1.0242	1.0227	1.0212	1.0198	1.0185	1.0172	1.0159	1.0148
39	1.0303	1.0285	1.0268	1.0251	1.0235	1.0219	1.0205	1.0190	1.0177	1.0164
40	1.0334	1.0314	1.0296	1.0277	1.0260	1.0243	1.0227	1.0211	1.0196	1.0182
41	1.0368	1.0347	1.0326	1.0307	1.0287	1.0269	1.0251	1.0234	1.0218	1.0202
42	1.0406	1.0383	1.0360	1.0339	1.0318	1.0298	1.0278	1.0260	1.0242	1.0225
43	1.0446	1.0422	1.0397	1.0374	1.0351	1.0329	1.0308	1.0288	1.0268	1.0250
44	1.0491	1.0464	1.0438	1.0413	1.0388	1.0364	1.0341	1.0319	1.0297	1.0277
45	1.0539	1.0510	1.0482	1.0454	1.0428	1.0402	1.0376	1.0352	1.0329	1.0306
46	1.0592	1.0560	1.0530	1.0500	1.0471	1.0443	1.0415	1.0389	1.0363	1.0339
47	1.0648	1.0615	1.0582	1.0549	1.0518	1.0487	1.0458	1.0429	1.0401	1.0374
48	1.0709	1.0673	1.0638	1.0603	1.0569	1.0536	1.0503	1.0472	1.0442	1.0413
49	1.0775	1.0736	1.0698	1.0661	1.0624	1.0588	1.0553	1.0519	1.0487	1.0455
50	1.0846	1.0804	1.0763	1.0723	1.0684	1.0645	1.0607	1.0571	1.0535	1.0501
51	1.0922	1.0878	1.0834	1.0791	1.0748	1.0707	1.0666	1.0626	1.0588	1.0550
52	1.1004	1.0957	1.0910	1.0864	1.0818	1.0774	1.0730	1.0687	1.0645	1.0604
53	1.1093	1.1043	1.0993	1.0943	1.0894	1.0846	1.0799	1.0753	1.0707	1.0663
54	1.1189	1.1135	1.1082	1.1029	1.0977	1.0925	1.0874	1.0824	1.0776	1.0728
55	1.1292	1.1235	1.1178	1.1122	1.1066	1.1011	1.0956	1.0902	1.0850	1.0798
56	1.1404	1.1343	1.1283	1.1223	1.1163	1.1104	1.1045	1.0988	1.0931	1.0876
57	1.1524	1.1461	1.1397	1.1333	1.1269	1.1206	1.1143	1.1081	1.1020	1.0960
58	1.1655	1.1588	1.1520	1.1452	1.1384	1.1317	1.1249	1.1183	1.1118	1.1053
59	1.1797	1.1726	1.1654	1.1582	1.1510	1.1438	1.1366	1.1295	1.1225	1.1155
60	1.1952	1.1876	1.1800	1.1723	1.1647	1.1570	1.1494	1.1418	1.1342	1.1268
61	1.2119	1.2040	1.1959	1.1878	1.1796	1.1715	1.1633	1.1552	1.1471	1.1392
62	1.2302	1.2217	1.2132	1.2046	1.1960	1.1873	1.1786	1.1699	1.1613	1.1528
63	1.2499	1.2411	1.2321	1.2230	1.2138	1.2046	1.1953	1.1861	1.1769	1.1677
64	1.2714	1.2620	1.2525	1.2429	1.2332	1.2234	1.2136	1.2037	1.1939	1.1841
65	1.2946	1.2848	1.2747	1.2646	1.2543	1.2439	1.2334	1.2229	1.2124	1.2019
66	1.3197	1.3093	1.2987	1.2880	1.2771	1.2661	1.2550	1.2438	1.2326	1.2214
67	1.3466	1.3356	1.3245	1.3131	1.3016	1.2900	1.2782	1.2663	1.2544	1.2424
68	1.3755	1.3640	1.3522	1.3403	1.3281	1.3158	1.3033	1.2907	1.2780	1.2653
69	1.4069	1.3948	1.3824	1.3698	1.3569	1.3439	1.3306	1.3173	1.3038	1.2902
70	1.4412	1.4284	1.4154	1.4020	1.3884	1.3746	1.3606	1.3464	1.3320	1.3176

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	60	61	62	63	64	65	66	67	68	69
20	1.0027	1.0025	1.0023	1.0021	1.0020	1.0018	1.0017	1.0015	1.0014	1.0013
21	1.0029	1.0026	1.0024	1.0023	1.0021	1.0019	1.0018	1.0016	1.0015	1.0014
22	1.0031	1.0028	1.0026	1.0024	1.0022	1.0021	1.0019	1.0017	1.0016	1.0015
23	1.0033	1.0031	1.0028	1.0026	1.0024	1.0022	1.0020	1.0019	1.0017	1.0016
24	1.0036	1.0033	1.0031	1.0028	1.0026	1.0024	1.0022	1.0020	1.0018	1.0017
25	1.0039	1.0036	1.0033	1.0031	1.0028	1.0026	1.0024	1.0022	1.0020	1.0018
26	1.0042	1.0039	1.0036	1.0033	1.0030	1.0028	1.0026	1.0023	1.0021	1.0019
27	1.0046	1.0043	1.0039	1.0036	1.0033	1.0030	1.0028	1.0025	1.0023	1.0021
28	1.0051	1.0047	1.0043	1.0039	1.0036	1.0033	1.0030	1.0028	1.0025	1.0023
29	1.0055	1.0051	1.0047	1.0043	1.0040	1.0036	1.0033	1.0030	1.0027	1.0025
30	1.0061	1.0056	1.0052	1.0047	1.0043	1.0040	1.0036	1.0033	1.0030	1.0027
31	1.0067	1.0062	1.0057	1.0052	1.0048	1.0044	1.0040	1.0036	1.0033	1.0030
32	1.0074	1.0068	1.0063	1.0057	1.0053	1.0048	1.0044	1.0040	1.0036	1.0033
33	1.0082	1.0075	1.0069	1.0063	1.0058	1.0053	1.0048	1.0044	1.0040	1.0036
34	1.0090	1.0083	1.0077	1.0070	1.0064	1.0059	1.0054	1.0049	1.0044	1.0040
35	1.0100	1.0092	1.0085	1.0078	1.0071	1.0065	1.0059	1.0054	1.0049	1.0044
36	1.0111	1.0102	1.0094	1.0086	1.0079	1.0072	1.0066	1.0060	1.0055	1.0049
37	1.0123	1.0113	1.0104	1.0096	1.0088	1.0080	1.0073	1.0067	1.0061	1.0055
38	1.0137	1.0126	1.0116	1.0107	1.0098	1.0090	1.0082	1.0074	1.0068	1.0061
39	1.0152	1.0140	1.0129	1.0119	1.0109	1.0100	1.0091	1.0083	1.0076	1.0068
40	1.0169	1.0156	1.0144	1.0132	1.0122	1.0111	1.0102	1.0093	1.0084	1.0077
41	1.0188	1.0173	1.0160	1.0148	1.0136	1.0124	1.0114	1.0104	1.0095	1.0086
42	1.0209	1.0193	1.0178	1.0164	1.0151	1.0139	1.0127	1.0116	1.0106	1.0096
43	1.0232	1.0215	1.0199	1.0183	1.0169	1.0155	1.0142	1.0130	1.0119	1.0108
44	1.0257	1.0239	1.0221	1.0204	1.0188	1.0173	1.0159	1.0145	1.0132	1.0121
45	1.0285	1.0265	1.0245	1.0227	1.0209	1.0192	1.0177	1.0162	1.0148	1.0135
46	1.0316	1.0293	1.0272	1.0251	1.0232	1.0214	1.0196	1.0180	1.0165	1.0150
47	1.0349	1.0324	1.0301	1.0278	1.0257	1.0237	1.0218	1.0200	1.0183	1.0167
48	1.0385	1.0358	1.0332	1.0308	1.0285	1.0263	1.0242	1.0222	1.0203	1.0185
49	1.0424	1.0395	1.0367	1.0340	1.0315	1.0290	1.0267	1.0246	1.0225	1.0206
50	1.0467	1.0435	1.0405	1.0375	1.0347	1.0321	1.0296	1.0272	1.0249	1.0228
51	1.0514	1.0479	1.0446	1.0414	1.0383	1.0354	1.0326	1.0300	1.0275	1.0252
52	1.0565	1.0527	1.0491	1.0456	1.0422	1.0391	1.0360	1.0331	1.0304	1.0278
53	1.0621	1.0580	1.0540	1.0502	1.0465	1.0430	1.0397	1.0366	1.0336	1.0307
54	1.0682	1.0637	1.0594	1.0552	1.0513	1.0474	1.0438	1.0403	1.0370	1.0339
55	1.0749	1.0700	1.0653	1.0608	1.0564	1.0523	1.0483	1.0445	1.0409	1.0375
56	1.0822	1.0769	1.0718	1.0669	1.0622	1.0576	1.0533	1.0491	1.0451	1.0414
57	1.0902	1.0845	1.0790	1.0736	1.0685	1.0635	1.0588	1.0542	1.0499	1.0457
58	1.0990	1.0929	1.0869	1.0811	1.0755	1.0701	1.0649	1.0599	1.0551	1.0506
59	1.1088	1.1021	1.0956	1.0893	1.0832	1.0774	1.0717	1.0662	1.0610	1.0561
60	1.1195	1.1123	1.1053	1.0985	1.0919	1.0854	1.0793	1.0733	1.0676	1.0622
61	1.1313	1.1236	1.1160	1.1086	1.1014	1.0944	1.0877	1.0812	1.0750	1.0690
62	1.1443	1.1360	1.1278	1.1198	1.1120	1.1045	1.0971	1.0900	1.0832	1.0766
63	1.1586	1.1497	1.1408	1.1322	1.1238	1.1156	1.1076	1.0998	1.0924	1.0852
64	1.1743	1.1647	1.1552	1.1459	1.1367	1.1278	1.1192	1.1107	1.1026	1.0947
65	1.1915	1.1812	1.1710	1.1609	1.1510	1.1414	1.1320	1.1228	1.1139	1.1053
66	1.2102	1.1991	1.1882	1.1773	1.1667	1.1562	1.1460	1.1361	1.1264	1.1170
67	1.2305	1.2186	1.2068	1.1952	1.1837	1.1724	1.1614	1.1506	1.1400	1.1298
68	1.2525	1.2398	1.2272	1.2147	1.2023	1.1901	1.1782	1.1665	1.1550	1.1439
69	1.2766	1.2630	1.2495	1.2361	1.2228	1.2097	1.1967	1.1841	1.1716	1.1595
70	1.3031	1.2886	1.2741	1.2597	1.2454	1.2313	1.2173	1.2036	1.1901	1.1770

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	70	71	72	73	74	75	76	77	78	79
20	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0007	1.0006	1.0006	1.0005
21	1.0013	1.0011	1.0010	1.0009	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005
22	1.0013	1.0012	1.0011	1.0010	1.0009	1.0008	1.0008	1.0007	1.0006	1.0006
23	1.0014	1.0013	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0007	1.0006
24	1.0015	1.0014	1.0013	1.0011	1.0010	1.0009	1.0008	1.0008	1.0007	1.0006
25	1.0016	1.0015	1.0014	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0007
26	1.0018	1.0016	1.0015	1.0013	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007
27	1.0019	1.0017	1.0016	1.0014	1.0013	1.0012	1.0010	1.0009	1.0008	1.0008
28	1.0021	1.0019	1.0017	1.0015	1.0014	1.0013	1.0011	1.0010	1.0009	1.0008
29	1.0023	1.0020	1.0018	1.0017	1.0015	1.0014	1.0012	1.0011	1.0010	1.0009
30	1.0025	1.0022	1.0020	1.0018	1.0016	1.0015	1.0013	1.0012	1.0011	1.0010
31	1.0027	1.0024	1.0022	1.0020	1.0018	1.0016	1.0014	1.0013	1.0012	1.0010
32	1.0030	1.0027	1.0024	1.0022	1.0020	1.0018	1.0016	1.0014	1.0013	1.0011
33	1.0033	1.0030	1.0027	1.0024	1.0022	1.0019	1.0017	1.0016	1.0014	1.0012
34	1.0036	1.0033	1.0029	1.0026	1.0024	1.0021	1.0019	1.0017	1.0015	1.0014
35	1.0040	1.0036	1.0033	1.0029	1.0026	1.0024	1.0021	1.0019	1.0017	1.0015
36	1.0045	1.0040	1.0036	1.0033	1.0029	1.0026	1.0023	1.0021	1.0019	1.0017
37	1.0050	1.0045	1.0040	1.0036	1.0032	1.0029	1.0026	1.0023	1.0021	1.0019
38	1.0055	1.0050	1.0045	1.0040	1.0036	1.0033	1.0029	1.0026	1.0023	1.0021
39	1.0062	1.0056	1.0050	1.0045	1.0041	1.0036	1.0033	1.0029	1.0026	1.0023
40	1.0069	1.0063	1.0056	1.0051	1.0046	1.0041	1.0037	1.0033	1.0029	1.0026
41	1.0078	1.0070	1.0063	1.0057	1.0051	1.0046	1.0041	1.0037	1.0033	1.0030
42	1.0087	1.0079	1.0071	1.0064	1.0058	1.0052	1.0047	1.0042	1.0037	1.0033
43	1.0098	1.0089	1.0080	1.0072	1.0065	1.0059	1.0053	1.0047	1.0042	1.0038
44	1.0110	1.0099	1.0090	1.0081	1.0073	1.0066	1.0059	1.0053	1.0048	1.0043
45	1.0122	1.0111	1.0101	1.0091	1.0082	1.0074	1.0067	1.0060	1.0054	1.0048
46	1.0137	1.0124	1.0112	1.0102	1.0092	1.0083	1.0075	1.0067	1.0060	1.0054
47	1.0152	1.0138	1.0125	1.0113	1.0103	1.0093	1.0083	1.0075	1.0068	1.0061
48	1.0169	1.0154	1.0139	1.0126	1.0114	1.0103	1.0093	1.0084	1.0075	1.0068
49	1.0187	1.0170	1.0155	1.0140	1.0127	1.0115	1.0104	1.0093	1.0084	1.0076
50	1.0208	1.0189	1.0172	1.0156	1.0141	1.0127	1.0115	1.0104	1.0093	1.0084
51	1.0230	1.0209	1.0190	1.0172	1.0156	1.0141	1.0128	1.0115	1.0104	1.0093
52	1.0254	1.0231	1.0210	1.0191	1.0173	1.0156	1.0141	1.0128	1.0115	1.0103
53	1.0280	1.0255	1.0232	1.0211	1.0191	1.0173	1.0156	1.0141	1.0127	1.0115
54	1.0310	1.0282	1.0257	1.0233	1.0211	1.0191	1.0173	1.0156	1.0141	1.0127
55	1.0342	1.0312	1.0284	1.0258	1.0234	1.0212	1.0192	1.0173	1.0156	1.0140
56	1.0378	1.0345	1.0314	1.0285	1.0259	1.0234	1.0212	1.0191	1.0173	1.0156
57	1.0418	1.0382	1.0348	1.0316	1.0287	1.0260	1.0235	1.0212	1.0191	1.0172
58	1.0463	1.0423	1.0385	1.0350	1.0318	1.0288	1.0261	1.0236	1.0213	1.0192
59	1.0513	1.0469	1.0428	1.0389	1.0353	1.0320	1.0290	1.0262	1.0237	1.0213
60	1.0570	1.0521	1.0475	1.0433	1.0393	1.0357	1.0323	1.0292	1.0264	1.0238
61	1.0633	1.0579	1.0529	1.0482	1.0438	1.0398	1.0361	1.0326	1.0295	1.0266
62	1.0704	1.0645	1.0589	1.0537	1.0489	1.0445	1.0403	1.0365	1.0330	1.0298
63	1.0783	1.0718	1.0657	1.0600	1.0547	1.0497	1.0451	1.0409	1.0370	1.0334
64	1.0872	1.0801	1.0733	1.0670	1.0611	1.0557	1.0506	1.0459	1.0415	1.0375
65	1.0971	1.0892	1.0818	1.0749	1.0684	1.0623	1.0567	1.0515	1.0466	1.0422
66	1.1080	1.0994	1.0912	1.0836	1.0764	1.0697	1.0635	1.0577	1.0524	1.0474
67	1.1200	1.1105	1.1016	1.0932	1.0853	1.0780	1.0711	1.0647	1.0587	1.0532
68	1.1332	1.1229	1.1131	1.1039	1.0952	1.0871	1.0795	1.0724	1.0658	1.0597
69	1.1478	1.1366	1.1259	1.1158	1.1062	1.0973	1.0889	1.0811	1.0738	1.0670
70	1.1642	1.1520	1.1402	1.1292	1.1187	1.1088	1.0996	1.0909	1.0829	1.0754

EMPLOYEE’S	BENEFICIARY’S AGE
AGE	80	81	82	83	84	85	86	87	88	89
20	1.0004	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002	1.0002	1.0002	1.0002
21	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002	1.0002	1.0002	1.0002
22	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002	1.0002	1.0002
23	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002	1.0002	1.0002
24	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002	1.0002
25	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002	1.0002
26	1.0006	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003	1.0002
27	1.0007	1.0006	1.0006	1.0005	1.0004	1.0004	1.0004	1.0003	1.0003	1.0002
28	1.0007	1.0007	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003	1.0003
29	1.0008	1.0007	1.0006	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003	1.0003
30	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005	1.0004	1.0004	1.0003	1.0003
31	1.0009	1.0008	1.0007	1.0007	1.0006	1.0005	1.0005	1.0004	1.0004	1.0003
32	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005	1.0005	1.0004	1.0004
33	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005	1.0004	1.0004
34	1.0012	1.0011	1.0010	1.0009	1.0008	1.0007	1.0006	1.0005	1.0005	1.0004
35	1.0013	1.0012	1.0011	1.0010	1.0008	1.0008	1.0007	1.0006	1.0005	1.0005
36	1.0015	1.0013	1.0012	1.0011	1.0009	1.0008	1.0007	1.0006	1.0006	1.0005
37	1.0017	1.0015	1.0013	1.0012	1.0010	1.0009	1.0008	1.0007	1.0006	1.0006
38	1.0018	1.0016	1.0015	1.0013	1.0012	1.0010	1.0009	1.0008	1.0007	1.0006
39	1.0021	1.0018	1.0016	1.0015	1.0013	1.0011	1.0010	1.0009	1.0008	1.0007
40	1.0023	1.0021	1.0018	1.0016	1.0015	1.0013	1.0011	1.0010	1.0009	1.0008
41	1.0026	1.0023	1.0021	1.0019	1.0016	1.0015	1.0013	1.0011	1.0010	1.0009
42	1.0030	1.0027	1.0024	1.0021	1.0019	1.0017	1.0015	1.0013	1.0011	1.0010
43	1.0034	1.0030	1.0027	1.0024	1.0021	1.0019	1.0017	1.0015	1.0013	1.0011
44	1.0038	1.0034	1.0030	1.0027	1.0024	1.0021	1.0019	1.0017	1.0015	1.0013
45	1.0043	1.0039	1.0034	1.0031	1.0027	1.0024	1.0021	1.0019	1.0017	1.0015
46	1.0048	1.0043	1.0039	1.0035	1.0031	1.0027	1.0024	1.0021	1.0019	1.0017
47	1.0054	1.0049	1.0044	1.0039	1.0035	1.0031	1.0027	1.0024	1.0021	1.0019
48	1.0061	1.0055	1.0049	1.0044	1.0039	1.0035	1.0031	1.0027	1.0024	1.0021
49	1.0068	1.0061	1.0054	1.0049	1.0043	1.0039	1.0034	1.0031	1.0027	1.0024
50	1.0076	1.0068	1.0061	1.0054	1.0049	1.0043	1.0038	1.0034	1.0030	1.0027
51	1.0084	1.0075	1.0067	1.0060	1.0054	1.0048	1.0043	1.0038	1.0034	1.0030
52	1.0093	1.0084	1.0075	1.0067	1.0060	1.0053	1.0048	1.0042	1.0037	1.0033
53	1.0103	1.0093	1.0083	1.0074	1.0066	1.0059	1.0053	1.0047	1.0042	1.0037
54	1.0114	1.0102	1.0092	1.0082	1.0074	1.0066	1.0059	1.0052	1.0046	1.0041
55	1.0126	1.0113	1.0102	1.0091	1.0082	1.0073	1.0065	1.0058	1.0051	1.0045
56	1.0140	1.0126	1.0113	1.0101	1.0090	1.0081	1.0072	1.0064	1.0057	1.0050
57	1.0155	1.0139	1.0125	1.0112	1.0100	1.0089	1.0080	1.0071	1.0063	1.0056
58	1.0172	1.0155	1.0139	1.0124	1.0111	1.0099	1.0088	1.0079	1.0070	1.0062
59	1.0192	1.0172	1.0155	1.0139	1.0124	1.0111	1.0099	1.0088	1.0078	1.0069
60	1.0214	1.0192	1.0173	1.0155	1.0138	1.0124	1.0110	1.0098	1.0087	1.0077
61	1.0239	1.0215	1.0193	1.0173	1.0155	1.0138	1.0123	1.0110	1.0097	1.0086
62	1.0268	1.0241	1.0217	1.0195	1.0174	1.0155	1.0139	1.0123	1.0109	1.0097
63	1.0301	1.0271	1.0244	1.0219	1.0196	1.0175	1.0156	1.0139	1.0123	1.0109
64	1.0339	1.0305	1.0275	1.0247	1.0221	1.0198	1.0176	1.0157	1.0139	1.0123
65	1.0381	1.0344	1.0310	1.0278	1.0250	1.0223	1.0199	1.0178	1.0158	1.0140
66	1.0429	1.0387	1.0349	1.0314	1.0282	1.0252	1.0225	1.0201	1.0179	1.0158
67	1.0482	1.0435	1.0393	1.0353	1.0317	1.0284	1.0254	1.0227	1.0202	1.0179
68	1.0541	1.0489	1.0442	1.0398	1.0358	1.0321	1.0287	1.0256	1.0228	1.0202
69	1.0608	1.0550	1.0497	1.0448	1.0403	1.0362	1.0324	1.0289	1.0258	1.0229
70	1.0684	1.0620	1.0561	1.0506	1.0456	1.0410	1.0367	1.0328	1.0293	1.0260